              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON MARCH 17, 2009

                                                     REGISTRATION NO.  [_______]

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

        [ ] PRE-EFFECTIVE AMENDMENT NO. [ ] POST-EFFECTIVE AMENDMENT NO.
                        (Check appropriate Box or Boxes)

                              JANUS INVESTMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                 151 DETROIT STREET, DENVER, COLORADO 80206-4805
                    (Address of Principal Executive Offices)

                                  303-333-3863
                (Registrant's Telephone No., including Area Code)

                        STEPHANIE GRAUERHOLZ-LOFTON, ESQ.
                               151 DETROIT STREET
                           DENVER, COLORADO 80206-4805
                     (Name and Address of Agent for Service)

                                 WITH COPIES TO:

   GEOFFREY R.T. KENYON, ESQ.                           BRUCE A. ROSENBLUM, ESQ.
           DECHERT LLP                                        K&L GATES LLP
200 CLARENDON STREET, 27TH FLOOR                           1615 L. STREET N.W.
   BOSTON, MASSACHUSETTS 02116                           WASHINGTON, D.C. 20036

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

     No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

================================================================================

FOR SHAREHOLDERS OF                                                 (JANUS LOGO)
JANUS ADVISER MID CAP GROWTH FUND

                                                             [___________], 2009

Dear Shareholder:

     The Board of Trustees for Janus Adviser Mid Cap Growth Fund ("Mid Cap Growth Fund"), a series of Janus Adviser Series ("JAD Trust"), recently authorized Janus Capital Management LLC ("Janus Capital") to reorganize Mid Cap Growth Fund with and into Janus Enterprise Fund ("Enterprise Fund," and together with Mid Cap Growth Fund, the "Funds"), a series of Janus Investment Fund (the "JIF Trust") (the "Reorganization"). It is expected that the Reorganization will be completed on or about July 6, 2009 (the "Closing Date") at which time you will receive shares of Enterprise Fund equivalent in dollar value to your shares in Mid Cap Growth Fund as of the Closing Date.

     You are not being asked to vote on, or take any other action in connection with the Reorganization. As of the Closing Date, your assets will automatically be invested in Enterprise Fund, which has the same investment objective, strategies, policies and risks as Mid Cap Growth Fund, and both Funds are managed by the same portfolio manager. Also, while the annual operating expenses of Enterprise Fund are very competitive with its peers, and the two funds have similar expenses, it is possible that immediately after the Reorganization, as an Enterprise Fund shareholder you will pay higher expenses, after waivers, because that Fund applies a different expense limit than Mid Cap Growth Fund.

     As explained in greater detail below and in the attached materials, the Reorganization is part of a larger effort by Janus Capital to reorganize and simplify its mutual fund platform. Janus Capital believes that these efforts will provide both meaningful short- and long-term benefits to Janus fund shareholders, and will enable Janus Capital to manage and operate its mutual fund platform more effectively and more efficiently. The following provides a summary of the broad effort Janus Capital is undertaking, and the actions Janus Capital will be executing in the months ahead.

     Janus Capital has historically organized its retail mutual funds into two separate and distinct corporate structures, called "trusts." The original mutual fund trust, the JIF Trust, was designed to offer shares using only one no-load pricing model to primarily meet the needs of the self-directed investor. In 2000, your trust, the JAD Trust, was introduced to offer multi-class pricing to facilitate the sale of shares of Janus mutual funds through Janus Capital's network of third-party intermediaries. The two trusts have very similar product offerings that are managed by the same portfolio managers or investment teams and backed by the same research teams. In response to changing market conditions and investor movement towards advice-driven channels, Janus Capital believes that it is in the best interests of all fund shareholders to reorganize your trust and create one consolidated mutual fund platform with multi-share class pricing that is designed to meet the needs of various types of investors. To that end, Janus Capital has proposed, and the Board of Trustees of the Janus Funds has approved, merging each fund of the JAD trust into the similarly managed fund in the JIF trust, including the merger of Mid Cap Growth Fund into Enterprise Fund.

     The impact of the Reorganization on you and your Fund is discussed in detail in the attached materials. As a general matter, Janus Capital's efforts to reorganize and simplify its mutual fund platform are expected to benefit Janus fund shareholders in the following ways:

     - The mergers provide Janus fund shareholders with the opportunity to continue to invest in a Janus mutual fund offering the same or substantially similar investment objective, strategies, policies and risks, and with the same portfolio management, as their current fund, but as part of an enhanced fund platform;

     - Janus Capital will have the opportunity to operate its platform more efficiently, providing the potential to reduce fund expenses by reducing possible inefficiencies arising from having similarly managed mutual funds in the same fund complex;

     - As a result of the mergers, certain Janus funds will have larger asset bases, which may result in the elimination of duplicative expenses and lead to lower expense ratios in the future; and

     - Janus Capital's evolving distribution model will permit different types of shareholders to invest in the same Janus fund providing shareholders more investment options and the opportunity to invest in funds that have a more stable asset base.

     In addition, each merger, including the Reorganization, is designed to qualify as a tax-free reorganization, so fund shareholders should not realize a tax gain or loss as a direct result of the merger, nor will any fund shareholder pay any costs related to the merger.

     Additional details about the Reorganization are described in the enclosed Q&A and Prospectus/Information Statement. For information about other available options, please contact your broker-dealer, plan sponsor, or financial intermediary or call a Janus representative at 1-800-525-0020.

     We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.

                                        Sincerely,


                                        ----------------------------------------
                                        Robin C. Beery
                                        President of
                                        Janus Adviser Series

                        PROSPECTUS/INFORMATION STATEMENT

                             [______________, 2009]

                                TABLE OF CONTENTS

INTRODUCTION.............................................................   [__]
SYNOPSIS.................................................................   [__]
   Investment Objectives, Strategies, Restrictions and Risks.............   [__]
   Comparison of Fees and Expenses.......................................   [__]
   Comparison of Fund Performance........................................   [__]
   Distribution and Purchase Procedures, Exchange Rights, and
      Redemption Procedures........................                         [__]
   Calculation of Net Asset Value........................................   [__]
   Dividends and Distributions...........................................   [__]
   Frequent Purchases and Redemptions....................................   [__]
   Taxes.................................................................   [__]
   Distribution Arrangements.............................................   [__]
THE REORGANIZATION.......................................................   [__]
   The Plan..............................................................   [__]
   Reasons for the Reorganization........................................   [__]
   Federal Income Tax Consequences.......................................   [__]
   Capitalization........................................................   [__]
   Other Comparative Information about the Funds.........................   [__]
      Investment Adviser.................................................   [__]
      Management Expenses................................................   [__]
      Administrative Services Fees.......................................   [__]
      Investment Personnel...............................................   [__]
   Charter Documents.....................................................   [__]
ADDITIONAL INFORMATION...................................................   [__]
   Share Ownership.......................................................   [__]
   Trustees and Officers.................................................   [__]
   Independent Registered Public Accounting Firm.........................   [__]
   Legal Matters.........................................................   [__]
   Information Available Through the SEC.................................   [__]
APPENDICES...............................................................   [__]
   Appendix A - Form of Agreement and Plan of Reorganization.............   [__]
   Appendix B - Other Investment Techniques and Related Risks of
      the Funds.................................                            [__]
   Appendix C - Shareholder's Guide......................................   [__]
   Appendix D - Legal Matters............................................   [__]

                        PROSPECTUS/INFORMATION STATEMENT
                             [_______________], 2009

                  Relating to the acquisition of the assets of

                        JANUS ADVISER MID CAP GROWTH FUND
                        a series of Janus Adviser Series
                               151 Detroit Street
                           Denver, Colorado 80206-4805
                                [1-800-525-0020]

             by and in exchange for shares of beneficial interest of

                              JANUS ENTERPRISE FUND
                        a series of Janus Investment Fund
                               151 Detroit Street
                           Denver, Colorado 80206-4805
                                [1-800-525-3713]

                                  INTRODUCTION

     This Prospectus/Information Statement is being furnished to shareholders of Janus Adviser Mid Cap Growth Fund ("Mid Cap Growth Fund"), a series of Janus Adviser Series (the "JAD Trust"), in connection with an Agreement and Plan of Reorganization (the "Plan"). Under the Plan, shareholders of Mid Cap Growth Fund will receive shares of Janus Enterprise Fund ("Enterprise Fund," and together with Mid Cap Growth Fund, the "Funds"), a corresponding series of Janus Investment Fund (the "JIF Trust") (the "Reorganization"). It is expected that the Reorganization will be completed on or about July 6, 2009 (the "Closing Date"). As described more fully in this Prospectus/Information Statement, the Reorganization is one of several reorganizations that will take place among various Janus funds.

     Pursuant to the Plan, all or substantially all of the assets of Mid Cap Growth Fund will be transferred to Enterprise Fund, a Fund also managed by Janus Capital Management LLC ("Janus Capital"), in exchange for shares of beneficial interest of Enterprise Fund and the assumption by Enterprise Fund of all of the liabilities of Mid Cap Growth Fund, as described more fully below. As a result of the Reorganization, each shareholder of Mid Cap Growth Fund will receive a number of full and fractional shares of Enterprise Fund equal in value to their holdings in Mid Cap Growth Fund as of the closing date of the Reorganization. After the Reorganization is completed, Mid Cap Growth Fund will be liquidated.

     Enterprise Fund is a series of the JIF Trust, an open-end, registered management investment company organized as a Massachusetts business trust. Mid Cap Growth Fund is a series of the JAD Trust, an open-end, registered management investment company organized as a Delaware statutory trust. Mid Cap Growth Fund and Enterprise Fund are each a diversified series within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of both Mid Cap Growth Fund and Enterprise Fund is to seek long-term growth of capital.

     Janus Capital will remain the investment adviser of Enterprise Fund after the Reorganization. Janus Capital is responsible for the day-to-day management of Mid Cap Growth Fund's and Enterprise Fund's investment portfolios and furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital, which as of [___________], [2009], sponsored [______] mutual funds with approximately $[_________] billion in mutual fund assets under management, is one of the larger mutual fund sponsors in the United States. The Reorganization will offer shareholders continuity in portfolio management while giving them continued access to Janus Capital's experience and resources in managing mutual funds.

     This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about Enterprise Fund, Mid Cap Growth Fund and the Reorganization. This Prospectus/Information Statement is being mailed on or about [______, 2009].

INCORPORATION BY REFERENCE

     For more information about the investment objectives, strategies, restrictions and risks of Enterprise Fund and Mid Cap Growth Fund, see:

          i. the Prospectus of Mid Cap Growth Fund, Class A and Class C Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

          ii. the Prospectus of Mid Cap Growth Fund, Class I Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

          iii. the Prospectus of Mid Cap Growth Fund, Class R Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

          iv. the Prospectus of Mid Cap Growth Fund, Class S Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

          v. the Statement of Additional Information of Mid Cap Growth Fund, dated November 28, 2008, as supplemented (File No. 333-33978);

          vi. the Annual Report of Mid Cap Growth Fund for the fiscal year ended July 31, 2008 (File No. 811-09885);

          vii. the unaudited Semiannual Report of Mid Cap Growth Fund for the fiscal period ended January 31, [2009] (File No. 811-09885);

          viii. the Statement of Additional Information of Enterprise Fund, dated February 27, 2009, as supplemented (File No. 002-34393);

          ix. the Annual Report of Enterprise Fund for the fiscal year ended October 31, 2008 (File No. 811-01879); and

          x. the unaudited Semiannual Report of Enterprise Fund for the fiscal period ended [April 30, 2008] (File No. 811-01879).

     These documents have been filed with the U.S. Securities and Exchange Commission ("SEC") and are incorporated by reference herein as appropriate. The Prospectus of the appropriate class of Mid Cap Growth Fund and its Annual Report and Semiannual Report have previously been delivered to Mid Cap Growth Fund shareholders.

     THE FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CONTACTING YOUR BROKER-DEALER, PLAN SPONSOR, OR FINANCIAL INTERMEDIARY, OR BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687, VIA THE INTERNET AT WWW.JANUS.COM/INFO, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE JAD TRUST OR THE JIF TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206-4805.

     A Statement of Additional Information dated [__], 2009 relating to the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement. You can obtain a free copy of that document by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling Janus at 1-877-335-2687.

     THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

     THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

     SHARES OF THE FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SYNOPSIS

     This Prospectus/Information Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Information Statement, which you should read carefully because it contains additional information and further details regarding the Reorganization. The description of the Reorganization is qualified by reference to the full text of the Plan, which is attached as Appendix A.

Q.   WHAT IS HAPPENING IN THE REORGANIZATION?

A. At a meeting held on March 12, 2009, the Board of Trustees of the JAD Trust approved the Plan which authorizes the reorganization of Mid Cap Growth Fund with and into Enterprise Fund, with Enterprise Fund being the surviving entity. Mid Cap Growth Fund is a series of the JAD Trust and Enterprise Fund is a series of the JIF Trust. Each Fund is managed by Janus Capital. You are receiving this Prospectus/Information Statement because you are a shareholder of Mid Cap Growth Fund and will be impacted by the Reorganization.

     Upon the Closing, Mid Cap Growth Fund investors will receive shares of Enterprise Fund equivalent in dollar value to their shares in Mid Cap Growth Fund at the time of the Reorganization. Specifically, all or substantially all of the assets of Mid Cap Growth Fund will be transferred to Enterprise Fund solely in exchange for shares of Enterprise Fund with a value equal to the value of Mid Cap Growth Fund's assets net of liabilities, and the assumption by Enterprise Fund of all liabilities of Mid Cap Growth Fund. Immediately following the transfer, the shares of Enterprise Fund received by Mid Cap Growth Fund will be distributed pro rata to the Mid Cap Growth Fund shareholders of record as of the Closing Date (on or about July 6, 2009). After the Reorganization is completed, Mid Cap Growth Fund will be liquidated. The Reorganization is conditioned upon receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization, and other conditions as outlined in the Plan.

Q. WHY IS THE REORGANIZATION IN THE BEST INTERESTS OF MID CAP GROWTH FUND SHAREHOLDERS?

A. The Board of Trustees of the JAD Trust concluded that the Reorganization is in the best interests of Mid Cap Growth Fund's shareholders after consideration of the following factors, among others:

     - The Reorganization is part of a larger strategic repositioning of Janus Capital's distribution model for Janus mutual funds that is designed to offer certain potential benefits to Fund shareholders that are not currently available, including a more diverse Fund shareholder base, the potential for a more stable level of Fund assets, and access to a wider-range of Janus funds with differing investment strategies.

     - The current conditions and trends in the securities markets and related trends in the investment management business, and their current and potential impact on Janus Capital, the JAD Trust and Fund shareholders.

     - Mid Cap Growth Fund has the same investment objective, and substantially similar strategies, policies and risks as Enterprise Fund, and the two Funds have been managed by the same portfolio manager for the past year.

     -    The two Funds have similar historical performance.

     - Shareholders of each Fund will have the opportunity to invest in a significantly larger Fund and potentially benefit from long-term economies of scale that may result from the Reorganization.

     - Fund expenses are not expected to increase materially as a result of the Reorganization, and Janus Capital anticipates that in the future, the elimination of some duplicative expenses and the opportunity for economies of scale may result in lower future fund expenses (other than management fees).

     - Both Funds use the same fixed fee structure in accordance with which the advisory fee paid by each Fund to Janus Capital is 0.64%.

     - The expense limitation agreements applicable to each Fund which, after giving effect to fee waivers after the Reorganization, may result in current Mid Cap Growth Fund shareholders paying higher fees in the short-term, but provides greater longer term certainty with respect to total expense ratios.

     - The benefits of the Reorganization to Janus Capital and its affiliates, including, among other things, that Janus Capital should derive greater efficiency, in terms of portfolio management and operations, by managing a single fund rather than two separate funds with substantially the same investment objective, strategies, policies and risks.

     - The Reorganization would not dilute the interests of either Fund's current shareholders.

     - The impact of the Reorganization on the ability of Enterprise Fund to benefit from using a portion of the realized capital losses generated by Mid Cap Growth Fund and Enterprise Fund, as applicable, to offset or defer future gains on the sales of securities in certain circumstances.

     - The Reorganization, for each Fund and its shareholders, is expected to be tax-free in nature.

     - Mid Cap Growth Fund's shareholders will not pay any of the costs of the Reorganization, and immediately after the Reorganization, the value of their shares in Enterprise Fund will be the same as the value of their Mid Cap Growth Fund holdings immediately prior to the Reorganization.

Q.   WHAT ARE THE SIMILARITIES BETWEEN THE FUNDS?

A. Both Funds have the same investment objective of seeking long-term growth of capital. Each Fund has substantially similar investment strategies and the same investment risks. Mid Cap Growth Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Enterprise Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of June 30, 2008, they ranged from approximately $755 million to $20.5 billion.

     Further information comparing the investment objectives, strategies and restrictions is included below under "Investment Objectives, Strategies, Restrictions and Risks."

Q.   HOW DO THE FUNDS COMPARE IN SIZE?

A. As of October 31, 2008, Enterprise Fund's net assets were approximately $1.4 billion and Mid Cap Growth Fund's net assets were approximately $474.8 million. The asset size of each Fund fluctuates on a daily basis and the asset size of Enterprise Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of October 31, 2008.

Q.   WILL THE REORGANIZATION RESULT IN A HIGHER INVESTMENT ADVISORY FEE RATE?

A. No. The investment advisory fee rate for Mid Cap Growth Fund and Enterprise Fund is currently the same, 0.64% per annum of average daily net assets.

     Pro forma fee, expense, and financial information is included in this Prospectus/Information Statement.

Q.   WILL THE REORGANIZATION RESULT IN HIGHER FUND EXPENSES?

A. Based on October 31, 2008 assets (and assuming the Reorganization occurred on October 31, 2008), the projected total net expense ratio of Enterprise Fund is higher immediately following the Reorganization (although not necessarily annualized over the next year) than the expense ratio for Mid Cap Growth Fund. Enterprise Fund also has a higher expense cap (0.90%) than Mid Cap Growth Fund (0.65%) which, under certain circumstances, may result in higher net fund operating expenses immediately after the Reorganization, particularly in an environment where Fund assets are decreasing. While the Reorganization is not expected to have a material impact on the expenses your Fund incurs, the expenses you pay may be higher if the Enterprise Fund's expense ratio after the Reorganization is higher than Mid Cap Growth Fund's existing expense limitation. This possibility exists because as part of its efforts to reorganize its mutual fund platform, Janus Capital reviewed its approach to contractual limits (or "caps") for fund expenses. Janus Capital uses these "expense caps" in an effort to maintain competitive expenses relative to peers by waiving certain expenses, including all or a portion of its investment advisory fees, as needed, to limit the expenses a Fund pays to the contractual limit. Janus Capital adopted, and the Funds' Trustees approved, a single, uniform approach across its funds, to be implemented going forward, or as existing expense limits expired. The new expense limit for Enterprise Fund to be implemented as of July 6, 2009 (the expected date of the Reorganization) is higher than the older expense limit for Mid Cap Growth Fund.

     It is impossible to predict the impact of the higher expense limit for Enterprise Fund because the actual expense ratio after the Reorganization will depend on the level of Fund assets at that time. However, given that the current expense limit of Mid Cap Growth Fund expires December 1, 2009, and that such limit would not be continued at its current rate under the new approach to setting expense limits and under that approach could have been higher than the expense limit for Enterprise Fund, as a shareholder of Enterprise Fund, after the Reorganization, you will benefit from having a contractual expense limit in place at least until November 1, 2010.

     Pro forma fee, expense, and financial information is included in this Prospectus/Information Statement.

Q.   WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

A. The Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes and will not take place unless counsel provides an opinion to that effect. Shareholders should not recognize any capital gain or loss as a direct result of the Reorganization. As a result of the Reorganization, however, Mid Cap Growth Fund and/or Enterprise Fund may lose the ability to utilize a portion of realized capital losses that might have been used to offset or defer gains on sales of portfolio securities under some circumstances. If you choose to redeem or exchange your shares before or after the Reorganization, you may realize a taxable gain or loss; therefore, consider consulting a tax adviser before doing so. In addition, immediately prior to the date of the Reorganization you may receive a distribution of ordinary income or capital gains as a result of the normal operations of Mid Cap Growth Fund.

Q.   WILL THE SHAREHOLDER SERVICES PROVIDED BY JANUS CAPITAL CHANGE?

A. No. Janus Capital manages both Mid Cap Growth Fund and Enterprise Fund. The custodian, transfer agent, and distributor are the same for the Funds and will not change as a result of the Reorganization. Following the Reorganization, shareholders of Mid Cap Growth Fund will have the same purchase and redemption privileges and expanded exchange privileges given the additional available fund offerings in the JIF Trust. Please consult your financial intermediary for information on any services provided by them to the Funds.

Q. ARE THERE ANY DIFFERENCES IN SHAREHOLDER RIGHTS AND PRIVILEGES OF A FUND UNDER THE JAD TRUST VERSUS THE JIF TRUST?

A. Shareholders of the JAD Trust (your current trust) and shareholders of the JIF Trust (the trust into which Mid Cap Growth Fund is reorganizing) have similar rights and privileges under their respective trust documents and state laws. As a result, the Reorganization is not expected to have any substantial effect on the rights of shareholders. Several differences in the trusts are worth noting however. Under the JAD Trust, subject to making certain determinations, the Board of Trustees may terminate the JAD Trust or any fund of the JAD Trust without seeking shareholder approval. Under the JIF Trust, shareholder approval is required to terminate the JIF Trust, but the Board of Trustees may merge, liquidate or reorganize a fund of the JIF Trust without seeking shareholder approval, if it is in accordance with legal requirements such as the 1940 Act requirements. The JAD Trust, however, is subject to more restrictive requirements with respect to mergers, liquidations and reorganizations than it is permitted under the 1940 Act. In addition, under the JAD Trust, shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Under the JIF Trust, each holder of a whole or fractional share held in a Fund is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value standing in the shareholders' name.

Q. WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

A. No. There will be no sales load, commission or other transactional fee in connection with the Reorganization. The full value of shares of Mid Cap Growth Fund will be exchanged for shares of Enterprise Fund having equal value, without any sales load, commission or other transactional fee being imposed.

Q. CAN I STILL ADD TO MY EXISTING MID CAP GROWTH FUND ACCOUNT UNTIL THE REORGANIZATION?

A. Yes. Mid Cap Growth Fund shareholders may continue to make additional investments until the date of the Reorganization (anticipated to be on or about July 6, 2009). However, the Board of Trustees of the JAD Trust may determine to temporarily limit future investments in Mid Cap Growth Fund prior to the date of the Reorganization to ensure a smooth transition of shareholder accounts into Enterprise Fund.

Q.   WILL EITHER FUND PAY FOR THE COSTS ASSOCIATED WITH THE REORGANIZATION?

A.   No. Janus Capital will bear those costs.

Q.   WHEN WILL THE REORGANIZATION TAKE PLACE?

A. The Reorganization will occur on or about July 6, 2009. Shortly after completion of the Reorganization, affected shareholders will receive a confirmation statement reflecting their new Fund account number and number of shares owned.

Q. WHAT IF I WANT TO EXCHANGE MY SHARES INTO ANOTHER JANUS FUND PRIOR TO THE REORGANIZATION?

A. You may exchange your shares into another Janus fund before the Closing Date (on or about July 6, 2009) in accordance with your pre-existing exchange privileges by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling a Janus representative at [1-800-525-0020]. If you choose to exchange your shares of Mid Cap Growth Fund for another Janus fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account ("IRA"). Exchanges may be subject to minimum investment requirements and redemption fees.

     Please note that other Janus funds in the JAD Trust are also subject to reorganization with and into the JIF Trust. So, if you exchange your shares with and into another Janus fund in the JAD Trust, shareholders of that fund may also be participating in a reorganization of that fund with and into a similarly-managed fund in the JIF Trust.

INVESTMENT OBJECTIVES, STRATEGIES, RESTRICTIONS AND RISKS

     Both Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. The Funds have the same investment objective, and substantially similar principal investment strategies and risks, which are discussed in detail below. The Funds also have the same fundamental and non-fundamental investment policies and restrictions, a description of each of these investment policies and restrictions is included in each Fund's Statement of Additional Information.

INVESTMENT OBJECTIVE

     Each Fund's investment objective is to seek long-term growth of capital. Each Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Mid Cap Growth Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. Mid Cap Growth Fund will notify its shareholders in writing at least 60 days before making any change to this policy. Enterprise Fund will notify its shareholders in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to your Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     The Mid Cap Growth Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its equity assets in medium-sized companies. The Enterprise Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $20.3 billion for JAD Mid Cap Growth Fund, and as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion for JIF Enterprise Fund.

     The portfolio manager of each Fund applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with each Fund's investment policies. If the portfolio manager is unable to find such investments, each Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

     Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

     Within the parameters of its specific investment policies, each Fund may invest its assets in derivatives. The Funds may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

     For more information on the Funds' investment techniques and related risks, please see Appendix B.

PRINCIPAL RISK FACTORS OF INVESTING IN THE FUNDS

     Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective of long-term growth of capital. The following is a summary of the principal risks associated with such securities and investment techniques. Each Fund has the same investment objective and substantially similar policies and strategies, so the principal risks are the same or substantially similar for each Fund. Additional information about these risks is included in each Fund's Prospectus. As with any security, an investment in either Fund involves certain risks, including loss of principal. The fact that a particular risk is not identified does not indicate that a Fund does not invest its assets in, or is precluded from investing its assets in, securities that give rise to that risk. Information about additional investment techniques that the Funds may utilize and related risks is included in Appendix B.

RISK FACTORS OF THE FUNDS

     The biggest risk for each Fund is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

     Market Risk. The value of each Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of each Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of a Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

     Mid-Sized Companies Risk. Due to each Fund's investments in securities issued by mid-sized companies, each Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change. Each Fund may also invest in securities issued by small-sized companies.

     Growth Securities Risk. Each Fund often invests in companies after accessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

     Foreign Exposure Risk. Each Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, a Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where a Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. Each Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

     Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to a Fund. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

     An investment in each Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

The following questions and answers are designed to help you better understand each Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

     Unless its investment objective or policies prescribe otherwise, each Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

     Each Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. Each Fund may also sell a holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

     Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which each Fund may invest, and each Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

     Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.

RISKS

     Because each Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

     Each Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

     Each Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

     Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "fund of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds", a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in each Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

     The following questions and answers are designed to help you better understand some of the risks of investing in each Fund.

1. HOW COULD A FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

     Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

     - Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

     - Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

     - Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

     - Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

     - Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. A FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

     Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

3. WHAT IS "INDUSTRY RISK"?

     Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. A Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

4. HOW DOES A FUND TRY TO REDUCE RISK?

     Each Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit a Fund. A Fund's performance could be worse than if the Fund had not used such instruments.

GENERAL PORTFOLIO POLICIES

     Unless otherwise stated, the following general policies apply to each Fund. Except for a Fund's policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus/Information Statement and/or the Fund's Statement of Additional Information normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION

     The Funds may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if a Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

     In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

     In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio manager. Changes are normally made in a Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

     Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

COUNTERPARTIES

     Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a Fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.

     Each Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

OTHER TYPES OF INVESTMENTS

     Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in Appendix B. These securities and strategies are not principal investment strategies of a Fund. If successful, they may benefit a Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

     -    debt securities

     -    exchange-traded funds

     -    indexed/structured securities

     - high-yield/high-risk bonds (35% or less of Enterprise Fund's net assets and 20% or less of Mid Cap Growth Fund's net assets)

     - various derivative transactions (which could comprise a significant percentage of a Fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

     - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

     - securities purchased on a when-issued, delayed delivery, or forward commitment basis

     - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio manager believes it is appropriate; such techniques may result in increased transaction costs paid by a Fund and may be limited under the Internal Revenue Code and related regulations

SHORT SALES

     To a limited extent, each Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

     Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

     Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

SWAP AGREEMENTS

     Each Fund may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in Appendix B.

SECURITIES LENDING

     A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

ILLIQUID INVESTMENTS

     Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by each Fund's Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

SPECIAL SITUATIONS

     Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."

COMPARISON OF FEES AND EXPENSES

     Currently, the Funds have substantially similar investment advisory agreements and pay the same advisory fee at a fixed annual rate of 0.64% of average daily net assets.

CURRENT AND PRO FORMA FEES AND EXPENSES

     The following tables compare the fees and expenses you may bear directly or indirectly as an investor in Mid Cap Growth Fund versus Enterprise Fund, and show the projected ("pro forma") estimated fees and expenses of Enterprise Fund, assuming consummation of the Reorganization as of October 31, 2008. Fees and expenses shown for Mid Cap Growth Fund were determined based on the Fund's net assets as of its fiscal year ended July 31, 2008. The pro forma fees and expenses shown for Enterprise Fund were determined based on the Fund's net assets as of its fiscal year ended October 31, 2008. The pro forma fees and expenses are estimated in good faith and are hypothetical. THE FUNDS WILL NOT BEAR ANY COSTS IN CONNECTION WITH THE REORGANIZATION.

SHAREHOLDER FEES

     Shareholder fees are those paid directly from your investment, such as sales loads and redemption fees. Class A, C, I, R and S Shares of Enterprise Fund will have substantially the same class characteristics as the Class A, C, I, R and S Shares of Mid Cap Growth Fund, respectively. Enterprise Fund currently does not offer Class A, C, I, R and S Shares. Upon the consummation of the Reorganization, shares of these classes of Enterprise Fund will be established to correspond with shares of Mid Cap Growth Fund.

SHAREHOLDER FEES(1)(2) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CLASS A   CLASS C   CLASS I   CLASS R   CLASS S
                                               -------   -------   -------   -------   -------
MID CAP GROWTH FUND /
ENTERPRISE FUND (PRO FORMA)
Maximum Sales Charge (load) Imposed on
Purchases (as a % of offering price) .......   5.75%(3)    N/A       N/A       N/A       N/A
Maximum Deferred Sales Charge (load) (as a %
of the lower of original purchase price or
redemption proceeds) .......................   None(4)   1.00%(5)    N/A       N/A       N/A

----------
(1) Enterprise Fund currently does not offer Class A, Class C, Class I, Class R and Class S shares. Upon the consummation of the Reorganization, shares of these classes of Enterprise Fund will be established to correspond with shares of Mid Cap Growth Fund.

(2) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

(3) Sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).

(4) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

(5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).

ANNUAL FUND OPERATING EXPENSES

     Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly, but as the examples below show, these costs are borne indirectly by all shareholders.

     The Annual Fund Operating Expenses shown below represent annualized expenses for the fiscal year ended July 31, 2008 for Mid Cap Growth Fund and those projected for Enterprise Fund on a pro forma basis for the fiscal year ended October 31, 2008 assuming consummation of the Reorganization. The pro forma expenses include estimated costs of the larger Enterprise Fund, which may result in higher costs that over the long-term are anticipated to decline. The Annual Fund Operating Expenses do not show current expenses for Enterprise Fund since, as noted above, the Fund does not currently offer any Class A, C, I, R and S Shares. The pro forma information below assumes that Enterprise Fund post-Reorganization has an annual fixed-rate advisory fee of 0.64% of average net assets. Neither the current nor pro forma Annual Fund Operating Expenses include the effect of recent market volatility which may increase those expenses to the extent there has been a decline in either Fund's asset levels.

EXPENSE LIMITATIONS

     Total annual fund operating expenses shown in the table below do not include any expense limitations agreed to by Janus Capital. Currently, through December 1, 2009, pursuant to a contract between Janus Capital and Mid Cap Growth Fund, Janus Capital reduces its investment advisory fee rate paid by Mid Cap Growth Fund by the amount by which the total operating expenses allocated to any class of the Fund exceed 0.65% of average daily net assets for the fiscal year. For purposes of this waiver, operating expenses do not include fees payable pursuant to Rule 12b-1 under the 1940 Act, administrative services fees (applicable to Class R Shares and Class S Shares), or items not normally considered operating expenses, such as interest, dividends, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs, acquired fund fees and expenses and any indemnification related thereto). Janus Capital currently does not have a similar expense limitation agreement for Enterprise Fund but, assuming consummation of the Reorganization, Janus Capital has contractually agreed to reduce its investment advisory fee paid by Enterprise Fund by the amount, if any, by which the total operating expenses allocated to any class exceed 0.90% of average daily net assets for the fiscal year until at least November 1, 2010. (Please note that Enterprise Fund has a higher expense limitation than that of Mid Cap Growth Fund which may result in higher net fund annual fund operating expenses.)

     Based on expenses and asset levels of Enterprise Fund as of October 31, 2008, assuming consummation of the Reorganization, the estimated pro forma expense ratio of Enterprise Fund shows that no fees are being waived. Changes to expenses and asset levels of both Mid Cap Growth Fund and Enterprise Fund at the time of the Reorganization could trigger application of Enterprise Fund's anticipated expense limit of 0.90% (with certain expenses excluded from the waiver as noted above), resulting in a possible reduction of the investment advisory fee payable to Janus Capital by Enterprise Fund.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(1)

                                                                                           TOTAL
                                           DISTRIBUTION/                                   ANNUAL
                                              SERVICE                       ACQUIRED        FUND
                              MANAGEMENT      (12B-1)         OTHER      FUND(5) FEES    OPERATING
                                 FEE(2)        FEES(3)     EXPENSES(4)   AND EXPENSES   EXPENSES(6)
                              ----------   -------------   -----------   ------------   -----------
MID CAP GROWTH FUND /
   ENTERPRISE FUND(PRO
   FORMA ASSUMING
   CONSUMMATION OF THE
   REORGANIZATION)
Class A Shares
   CURRENT                       0.64%         0.25%          0.15%          0.01%         1.05%
   Pro Forma                     0.64%         0.25%          0.13%          0.01%         1.03%
Class C Shares
   CURRENT                       0.64%         1.00%          0.22%          0.01%         1.87%
   Pro Forma                     0.64%         1.00%          0.20%          0.01%         1.85%
Class I Shares
   CURRENT                       0.64%          N/A           0.08%          0.01%         0.73%
   Pro Forma                     0.64%          N/A           0.07%          0.01%         0.72%
Class R Shares

   CURRENT                       0.64%         0.50%          0.35%          0.01%         1.50%
   Pro Forma                     0.64%         0.50%          0.32%          0.01%         1.47%
Class S Shares
   CURRENT                       0.64%         0.25%          0.34%          0.01%         1.24%
   Pro Forma                     0.64%         0.25%          0.32%          0.01%         1.22%

----------
(1) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.

(3) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4) For Class A Shares, Class C Shares, and Class I Shares, Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares. For Class R Shares and Class S Shares, Other Expenses include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

(5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables in the Fund's current prospectus does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.

(6) Total Annual Fund Operating Expenses do not reflect the application of contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the total operating expenses of (i) Mid Cap Growth Fund and (ii) assuming the consummation of the Reorganization, Enterprise Fund post-Reorganization (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such operating expenses exceed 0.65% and 0.90%, respectively, of average daily net assets on the fiscal year ending date in which the agreement is in effect. The agreement to contractually waive expenses of Enterprise Fund post-Reorganization will be in effect unless terminated, revised, or extended until at least November 1, 2010. Refer to "Expense Limitations" in this Prospectus/Information Statement for the Funds' expense limit. With the waiver, Net Annual Fund Operating Expenses for each Fund are as follows:

          MID CAP    ENTERPRISE
           GROWTH      FUND
           FUND     (PRO FORMA)
          -------   -----------
Class A    0.91%       1.03%
Class C    1.66%       1.85%
Class I    0.66%       0.72%
Class R    1.41%       1.47%
Class S    1.16%       1.22%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS DISCUSSED ABOVE UNDER "EXPENSE LIMITATIONS." These examples are intended to help you compare the cost of investing in the Funds, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Funds for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

IF YOU REDEEM YOUR SHARES: *

                                        1              3             5             10
                                  YEAR(1)(2)(3)   YEARS(1)(4)   YEARS(1)(4)   YEARS(1)(4)
                                  -------------   -----------   -----------   -----------
MID CAP GROWTH FUND /
   ENTERPRISE FUND(PRO FORMA
   ASSUMING CONSUMMATION OF THE
   REORGANIZATION ONLY)
   Class A Shares
      CURRENT                          $676           $890         $1,121        $1,784
      Pro Forma                        $674           $884         $1,111        $1,762
   Class C Shares
      CURRENT                          $290           $588         $1,011        $2,190
      Pro Forma                        $288           $582         $1,001        $2,169
   Class I Shares
      CURRENT                          $ 75           $233         $  406        $  906
      Pro Forma                        $ 74           $230         $  401        $  894

   Class R Shares
      CURRENT                          $153           $474         $  818        $1,791
      Pro Forma                        $150           $465         $  803        $1,757
   Class S Shares
      CURRENT                          $126           $393         $  681        $1,500
      Pro Forma                        $124           $387         $  670        $1,477

IF YOU DO NOT REDEEM YOUR SHARES: *

                                  1 YEAR (1)   3 YEARS(1)   5 YEARS(1)   10 YEARS(1)
                                  ----------   ----------   ----------   -----------
MID CAP GROWTH FUND /
   ENTERPRISE FUND(PRO FORMA
   ASSUMING CONSUMMATION OF THE
   REORGANIZATION ONLY)
   Class A Shares
      CURRENT                        $676         $890        $1,121        $1,784
      Pro Forma                      $674         $884        $1,111        $1,762
   Class C Shares
      CURRENT                        $190         $588        $1,011        $2,190
      Pro Forma                      $188         $582        $1,001        $2,169
   Class I Shares
      CURRENT                        $ 75         $233        $  406        $  906
      Pro Forma                      $ 74         $230        $  401        $  894
   Class R Shares
      CURRENT                        $153         $474        $  818        $1,791
      Pro Forma                      $150         $465        $  803        $1,757
   Class S Shares
      CURRENT                        $126         $393        $  681        $1,500
      Pro Forma                      $124         $387        $  670        $1,477

----------
(1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

(2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

(3) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).

(4)  Contingent deferred sales charge is not applicable.

* The pro forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

COMPARISON OF FUND PERFORMANCE

          The following information provides some indication of the risks of investing in the Funds by showing how each Fund's actual performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of a Fund. If sales charges were included, the returns would be lower. The table following the charts shows how the performance of each Fund compares to broad-based market indices (which, unlike the Funds, do not have any fees or expenses). Each Fund's performance is compared to the Russell Midcap(R) Growth Index. After the Reorganization, it is expected that Enterprise Fund will continue to compare its performance to the Russell Midcap(R) Growth Index, with the S&P MidCap 400 Index as the Fund's secondary benchmark. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Funds' performance may reflect the effect of expense waivers. Without the effect of these waivers, the performance shown would have been lower. The performance of the Funds and the indices varies over time. Of course, a Fund's past performance (before and after taxes) is not necessarily an indication of future performance.

MID CAP GROWTH FUND - CLASS S


Annual returns for periods ended 12/31
        33.58%    124.34%  (32.99)%  (39.02)%  (27.72)%   34.41%    20.41%    11.93%    12.97%    21.10%   (41.03)%
         1998      1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

  Best Quarter: ____________         Worst Quarter:  __________


The Fund's year-to-date return as of the calendar quarter ended [__________].

ENTERPRISE FUND

Annual returns for periods ended 12/31
        121.90%  (30.52)%  (39.93)%  (28.28)%   35.82%    20.63%    11.40%    13.22%    21.81%   (43.13)%
         1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

  Best Quarter: ____________         Worst Quarter: ___________


The Fund's year-to-date return as of the calendar quarter ended [_________].

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/08

                                                                                  Since
                                             1 Year(1)   5 Years   10 Years   Inception(2)
                                             ---------   -------   --------   ------------
MID CAP GROWTH FUND
   Class S Shares(3)
      Return Before Taxes                     (41.03)%    1.69%     (0.32)%       6.62%
      Return After Taxes on Distributions     (41.03)%    1.69%     (0.76)%       6.22%
      Return After Taxes on Distributions
         and Sale of Fund Shares(4)           (26.67)%    1.44%     (0.32)%       5.82%
   Class A Shares(5)
      Return Before Taxes(6)                  (44.25)%    0.73%     (0.79)%       6.50%
   Class C Shares(7)
      Return Before Taxes                     (41.90)%    1.19%     (0.32)%       6.08%
   Class I Shares(8)
      Return Before Taxes                     (40.71)%    1.69%     (0.16)%       6.62%
   Class R Shares(5)
      Return Before Taxes                     (41.15)%    1.46%     (0.32)%       6.47%
   Russell Midcap(R) Growth Index(9)
      (reflects no deduction for expenses,
      fees, or taxes)                         (44.32)%   (2.33)%    (0.19)%       5.54%
   S&P MidCap 400 Index(10)
      (reflects no deduction for expenses,
      fees, or taxes)                         (36.23)%   (0.08)%     4.46%        9.20%
ENTERPRISE FUND
   Return Before Taxes                        (43.13)%    1.07%     (0.50)%       7.53%
   Return After Taxes on Distributions        (43.13)%    1.07%     (0.65)%       6.80%
   Return After Taxes on Distributions and
      Sale of Fund Shares(4)                  (28.04)%    0.91%     (0.45)%       6.41%
   Russell Midcap(R) Growth Index(9)
      (reflects no deduction for expenses,
      fees, or taxes)                         (44.32)%   (2.33)%    (0.19)%       6.43%
   S&P MidCap 400 Index(10)
      (reflects no deduction for expenses,
      fees, or taxes)                         (36.23)%   (0.08)%     4.46%        9.96%

----------
(1) Calculated to include contingent deferred sales charge applicable to Class C Shares.

(2) The inception date for the predecessor fund for Mid Cap Growth Fund is September 13, 1993 and the inception date for Enterprise Fund is September 1, 1992.

(3) Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - Mid Cap Growth Portfolio (formerly named Aggressive Growth Portfolio) (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

(4) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

(5) Class A and Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown for Class A and Class R Shares reflect the performance of each class from September 30, 2004 to December 31, 2008, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000. The performance shown for certain periods prior to the Fund's commencement of Class A and Class R Shares was calculated using the fees and expenses of Class A and Class R Shares, respectively, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A and Class R Shares reflects the fees and expenses of Class A and Class R Shares, respectively, net of any fee and expense limitations or waivers.

(6)  Calculated assuming maximum permitted sales loads.

(7) Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2008, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000. The performance shown for certain periods prior to the Fund's commencement of Class C Shares was calculated using the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class C Shares reflects the fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.

(8) Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2008, the performance of the Fund's Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

(9) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(10) The Standard & Poor's ("S&P") MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

     Current performance may be higher or lower than the performance data shown above. For more recent performance information, visit Janus' website at www.janus.com/info.

DISTRIBUTION AND PURCHASE PROCEDURES, EXCHANGE RIGHTS, AND REDEMPTION PROCEDURES

     Class A, C, I, R and S Shares of Enterprise Fund will have substantially similar class characteristics as the Class A, C, I, R and S Shares of Mid Cap Growth Fund, respectively. Enterprise Fund currently does not offer Class A, C, I, R and S Shares. Upon consummation of the Reorganization, shares of these classes of Enterprise Fund will be established to correspond with shares of Mid Cap Growth Fund. For additional information about purchase procedures, exchange rights and redemption procedures, please refer to the Shareholder's Guide, attached as Appendix C.

     Janus Capital manages both Mid Cap Growth Fund and Enterprise Fund, and Janus Distributors LLC ("Janus Distributors") is the distributor of each Fund. In addition, the custodian, State Street Bank and Trust Company, and transfer agent, Janus Services LLC, are the same for both Funds. After the Reorganization, Enterprise Fund will have purchase, exchange, and redemption procedures for Class A, C, I, R and S Shares that are the same or similar to those of the corresponding share classes in Mid Cap Growth Fund. Prior to the Reorganization, the JIF Trust will adopt a new plan pursuant to Rule 18f-3 under the 1940 Act which will make the share class characteristics of the JIF Trust substantially similar to the share class characteristics of the JAD Trust. Therefore, it is expected that shareholders of Mid Cap Growth Fund will continue to be subject to the same procedures and receive the same services as shareholders of Enterprise Fund, as they currently do as shareholders of Mid Cap Growth Fund.

CALCULATION OF NET ASSET VALUE

     The Funds each calculate their respective net asset value per share ("NAV") once each business day at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). For additional information about calculation of NAV, please refer to the Shareholder's Guide, attached as Appendix C.

DIVIDENDS AND DISTRIBUTIONS

     A detailed description of each Fund's policy with respect to dividends and distributions is available in the "Distributions" section of Mid Cap Growth Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

FREQUENT PURCHASES AND REDEMPTIONS

     A detailed description of the Funds' policies with respect to frequent trading of Fund shares is available in the "Excessive Trading" section of Mid Cap Growth Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

TAXES

     A detailed description of the tax consequences of buying, holding, exchanging and selling the Funds' shares is available in the "Taxes" section of Mid Cap Growth Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

DISTRIBUTION ARRANGEMENTS

     A detailed description of the Funds' distribution arrangements is available in the "Distribution, Servicing, and Administrative Fees" section of Mid Cap Growth Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

THE REORGANIZATION

THE PLAN

     The Plan sets forth the terms and conditions under which the Reorganization will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A.

     The Plan contemplates: (i) Enterprise Fund's acquisition of all or substantially all of the assets of Mid Cap Growth Fund in exchange solely for shares of Enterprise Fund and the assumption by Enterprise Fund of all of Mid Cap Growth Fund's liabilities, if any, as of the Closing Date; (ii) the distribution on the Closing Date of those shares to the shareholders of Mid Cap Growth Fund; and (iii) the complete liquidation of Mid Cap Growth Fund.

     The value of Mid Cap Growth Fund's assets to be acquired and the amount of its liabilities to be assumed by Enterprise Fund and the NAV of a share of Mid Cap Growth Fund will be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the declaration by Mid Cap Growth Fund of distributions, if any on the Closing Date, and will be determined in accordance with the valuation methodologies described in Mid Cap Growth Fund's currently effective Prospectuses and Statement of Additional Information. The Plan provides that Janus Capital will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Prospectus/Information Statement. The Closing Date is expected to be on or about July 6, 2009.

     As soon as practicable after the Closing Date, Mid Cap Growth Fund will distribute pro rata to its shareholders of record the shares of Enterprise Fund it receives in the Reorganization, so that each shareholder of Mid Cap Growth Fund will receive a number of full and fractional shares of Enterprise Fund equal in value to his or her holdings in Mid Cap Growth Fund, and Mid Cap Growth Fund will be liquidated.

     Such distribution will be accomplished by opening accounts on the books of Enterprise Fund in the names of Mid Cap Growth Fund shareholders and by transferring thereto the shares of Enterprise Fund previously credited to the account of Mid Cap Growth Fund on those books. Each shareholder account shall be credited with the pro rata number of Enterprise Fund's shares due to that shareholder. All issued and outstanding shares of Mid Cap Growth Fund will simultaneously be canceled on the books of the JAD Trust. Accordingly, immediately after the Reorganization, each former shareholder of Mid Cap Growth Fund will own shares of Enterprise Fund that will be equal to the value of that shareholder's shares of Mid Cap Growth Fund as of the Closing Date. Any special options will automatically transfer to the new fund accounts.

     The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. The Plan also requires receipt of a tax opinion indicating that, for federal income tax purposes, the Reorganization qualifies as a tax-free reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Boards of Trustees if the Trustees determine that the Reorganization is not in the best interests of the Funds. Please review the Plan carefully.

REASONS FOR THE REORGANIZATION

     The Reorganization is part of some significant enhancements Janus Capital has recently undertaken to reorganize and simplify its mutual fund offerings. Janus Capital believes that these enhancements will provide both meaningful short- and long-term benefits to fund shareholders. Janus Capital has historically organized its retail mutual funds into two separate and distinct trusts with different distribution models and pricing structures. Over time, the funds offered under these two trusts have been substantially similar. Given Janus Capital's evolving distribution model focused on servicing the intermediary and advisor marketplace and the overlapping similarity of fund offerings in the two trusts, Janus Capital believes that it is in the best interests of all fund shareholders to merge funds of the two trusts that have the same or substantially similar investment objectives, strategies, policies and risks. These reorganizations will create one mutual fund platform with multi-share class pricing intended to meet the needs of all investor types. Through the reorganizations, shareholders are expected to benefit from the following:

          - The reorganizations provide Janus fund shareholders with the opportunity to continue to invest in a Janus mutual fund offering the same or substantially similar investment objectives, strategies, policies and risks, and with the same portfolio management, as their current fund, but as part of an enhanced fund platform;

          - Janus Capital will have the opportunity to operate its platform more efficiently, providing the potential to reduce possible inefficiencies arising from having similarly managed mutual funds in the same fund complex;

          - As a result of the reorganizations, certain Janus funds will have larger asset bases, which may result in the elimination of duplicative expenses and lead to lower expense ratios in the future; and

          - Janus Capital's evolving distribution model will permit difference types of shareholders to invest in the same Janus fund providing shareholders more investment options and the opportunity to invest in funds that have a more stable asset base.

     It is also noteworthy that the Reorganization is designed to qualify as a tax-free reorganization, so shareholders of Mid Cap Growth Fund should not realize a tax gain or loss as a direct result of the Reorganization.

     Janus Capital met with the Trustees, all of whom are not "interested persons" (as defined in the 1940 Act) ("Independent Trustees"), counsel to the Funds and counsel to the Independent Trustees on September 5, 2008, October 2, 2008, February 25, 2009 and March 11-12, 2009 to discuss Janus Capital's proposal to reorganize the Funds. At each meeting, the Independent Trustees also discussed this proposal and the Plan with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations.

     At the joint meeting of the Boards of Trustees of the JIF Trust and the JAD Trust held on March 12, 2009, the Trustees determined that (1) the Reorganization is in the best interests of the shareholders of Mid Cap Growth Fund and Enterprise Fund and (2) the Plan should be approved by the Trustees. In making these determinations, the Trustees considered the following factors, among others:

     (1) The Reorganization is part of a larger strategic repositioning of Janus Capital's distribution model for Janus mutual funds that is designed to offer certain potential benefits to Fund shareholders that are not currently available, including a more diverse Fund shareholder base, the potential for a more stable level of Fund assets, and access to a wider-range of Janus funds with differing investment strategies.

     (2) The current conditions and trends in the securities markets and related trends in the investment management business, and their current and potential impact on Janus Capital, the JAD Trust and Fund shareholders.

     (3) Mid Cap Growth Fund has the same investment objective, and substantially similar strategies, policies and risks as Enterprise Fund, and the two Funds have been managed by the same portfolio manager for the past year.

     (4)  The two Funds have similar historical performance.

     (5) Shareholders of each Fund will have the opportunity to invest in a significantly larger Fund and potentially benefit from long-term economies of scale that may result from the Reorganization.

     (6) Fund expenses are not expected to increase materially as a result of the Reorganization, and Janus Capital anticipates that in the future, the elimination of some duplicative expenses and the opportunity for economies of scale may result in lower future fund expenses (other than management fees).

     (7) Both Funds use the same fixed fee structure in accordance with which the advisory fee paid by each Fund to Janus Capital is 0.64%.

     (8) The expense limitation agreements applicable to each Fund which, after giving effect to fee waivers after the Reorganization, may result in current Mid Cap Growth Fund shareholders paying higher fees in the short-term, but provides greater longer term certainty with respect to total expense ratios.

     (9) The benefits of the Reorganization to Janus Capital and its affiliates, including, among other things that Janus Capital should derive greater efficiency, in terms of portfolio management and operations, by managing a single fund rather than two separate funds with substantially the same investment objective, strategies, policies and risks.

     (10) The Reorganization would not dilute the interests of either Fund's current shareholders.

     (11) The impact of the Reorganization on the ability of Enterprise Fund to benefit from using a portion of the realized capital losses generated by Mid Cap Growth Fund and Enterprise Fund, as applicable, to offset or defer future gains on the sales of securities in certain circumstances.

     (12) The Reorganization, for each Fund and its shareholders, is expected to be tax-free in nature.

     (13) Mid Cap Growth Fund's shareholders will not pay any of the costs of the Reorganization, and immediately after the Reorganization, the value of their shares in Enterprise Fund will be the same as the value of their Mid Cap Growth Fund holdings immediately prior to the Reorganization.

Based on these considerations, among others, the Boards of Trustees of the JAD Trust and JIF Trust concluded that: (1) the Reorganization is in the best interests of Mid Cap Growth Fund and Enterprise Fund and their respective shareholders; and (2) the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. Accordingly, the Trustees approved the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the Reorganization, the JAD Trust and the JIF Trust will receive a legal opinion from Dechert LLP, special counsel to Janus Capital, substantially to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     - the transfer of all or substantially all of the assets of Mid Cap Growth Fund solely in exchange for shares of Enterprise Fund and the assumption by Enterprise Fund of all liabilities of Mid Cap Growth Fund, and the distribution of such shares to the shareholders of Mid Cap Growth Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by Mid Cap Growth Fund on the transfer of the assets of Mid Cap Growth Fund to Enterprise Fund in exchange for Enterprise Fund shares and the assumption by Enterprise Fund of all liabilities of Mid Cap Growth Fund or upon the distribution of Enterprise Fund shares to Mid Cap Growth Fund shareholders in exchange for their shares of Mid Cap Growth Fund;

     - the tax basis of Mid Cap Growth Fund's assets acquired by Enterprise Fund will be the same to Enterprise Fund as the tax basis of such assets to Mid Cap Growth Fund immediately prior to the Reorganization, and the holding period of the assets of Mid Cap Growth Fund in the hands of Enterprise Fund will include the period during which those assets were held by Mid Cap Growth Fund;

     - no gain or loss will be recognized by Enterprise Fund upon the receipt of the assets of Mid Cap Growth Fund solely in exchange for Enterprise Fund shares and the assumption by Enterprise Fund of all liabilities of Mid Cap Growth Fund;

     - no gain or loss will be recognized by shareholders of Mid Cap Growth Fund upon the receipt of Enterprise Fund shares by such shareholders, provided such shareholders receive solely Enterprise Fund shares (including fractional shares) in exchange for their Mid Cap Growth Fund shares; and

     - the aggregate tax basis of Enterprise Fund shares, including any fractional shares, received by each shareholder of Mid Cap Growth Fund pursuant to the Reorganization will be the same as the aggregate tax basis of Mid Cap Growth Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of Enterprise Fund shares, including fractional shares, to be received by each shareholder of Mid Cap Growth Fund will include the period during which Mid Cap Growth Fund shares exchanged therefor were held by such shareholder (provided that Mid Cap Growth Fund shares were held as a capital asset on the date of the Reorganization).

     The receipt of such an opinion is a condition to the consummation of the Reorganization. The JAD Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of Mid Cap Growth Fund in exchange for Enterprise Fund shares and the assumption by Enterprise Fund of all liabilities of Mid Cap Growth Fund does not constitute a tax-free reorganization, each Mid Cap Growth Fund shareholder generally will recognize a gain or loss equal to the difference between the value of Enterprise Fund shares such shareholder acquires and the tax basis of such shareholder's Mid Cap Growth Fund shares.

     Prior to the Closing Date, Mid Cap Growth Fund may pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any gains realized from any sales of assets prior to the Closing Date, which may be attributable to portfolio transitioning. This distribution would be taxable to shareholders that are subject to tax.

     Shareholders of Mid Cap Growth Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Mid Cap Growth Fund should also consult tax advisers as to state and local tax consequences, if any, of the Reorganization.

     As of July 31, 2008, Mid Cap Growth Fund had accumulated capital loss carryforwards of $46,179,081. After the Reorganization, these losses may be available to Enterprise Fund, which had accumulated capital loss carryforwards of $3,604,018,104, as of October 31, 2008. The final amount of the accumulated capital loss carryforwards for Mid Cap Growth Fund and Enterprise Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these accumulated capital loss carryforwards may in part be subject to limitations under applicable tax laws. As a result, Enterprise Fund may not be able to use some or all of these losses, if any, as quickly as each Fund may have used these losses in the absence of the Reorganization, and part of these losses may not be useable at all. The Boards of Trustees of the JAD Trust and JIF Trust took this factor into account in concluding that the Reorganization would be in the best interests of the Funds and their shareholders.

CAPITALIZATION

     The following table shows, on an unaudited basis, the capitalization as of October 31, 2008 for Mid Cap Growth Fund and Enterprise Fund, as well as pro forma capitalization giving effect to the Reorganization:

                                                                          Enterprise Fund
                            Mid Cap Growth   Enterprise                  (pro forma after
                                Fund(1)        Fund(2)    Adjustments   Reorganization)(2)
                            --------------   ----------   -----------   ------------------
CLASS A
Net Assets                                       N/A
Net Asset Value Per Share                        N/A
Shares Outstanding                               N/A
CLASS C

Net Assets                                       N/A
Net Asset Value Per Share                        N/A
Shares Outstanding                               N/A
CLASS I
Net Assets                                       N/A
Net Asset Value Per Share                        N/A
Shares Outstanding                               N/A
CLASS R
Net Assets                                       N/A
Net Asset Value Per Share                        N/A
Shares Outstanding                               N/A
CLASS S
Net Assets                                       N/A
Net Asset Value Per Share                        N/A
Shares Outstanding                               N/A

----------
(1)  Mid Cap Growth Fund currently offers Class A, C, I, R and S Shares.

(2) Enterprise Fund currently does not designate separate share classes. Upon the consummation of the Reorganization, Class A, C, I, R and S Shares of Enterprise Fund will be established with substantially the same class characteristics as the Class A, C, I, R and S Shares of Mid Cap Growth Fund, respectively.

OTHER COMPARATIVE INFORMATION ABOUT THE FUNDS

INVESTMENT ADVISER

     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of each Fund's investment portfolio and furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

     Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

     Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the JIF Trust and the JAD Trust, and Janus Capital provides office space for the Funds and pays all or a portion of the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus/Information Statement, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended.

     From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds).

     For all share classes of the Janus funds, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

     In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Janus funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

     The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

     The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES

     Each Fund currently pays Janus Capital a fixed investment advisory fee which is calculated daily and paid monthly at the annual rate of 0.64% of average daily net assets. Each Fund's investment advisory agreement details the investment advisory fee and other expenses that the Funds pay. Each Fund incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses.

                                        ACTUAL
                       INVESTMENT     INVESTMENT
                      ADVISORY FEE   ADVISORY FEE
                      ------------   ------------
MID CAP GROWTH FUND       0.64%      0.54%(1)(2)(3)
ENTERPRISE FUND           0.64%      0.64%(4)

----------
(1)  For the fiscal year ended July 31, 2008.

(2) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees (applicable to Class A, Class C, Class R and Class S Shares), administrative services fee (applicable to Class R and Class S Shares) and brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus/Information Statement, and additional information is included under "Expense Limitations." The waiver is not reflected in the contractual fee rate shown.

(3) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.

(4)  For the fiscal year ended October 31, 2008.

     The basis for the Trustees' approval of the current investment advisory agreement for Enterprise Fund is contained in Enterprise Fund's unaudited Semiannual Report to shareholders dated April 30, 2008. The basis for the Trustees' approval of the current investment advisory agreement for Mid Cap Growth Fund is contained in Mid Cap Growth Fund's unaudited Semiannual Report to shareholders dated January 31, 2009.

ADMINISTRATIVE SERVICES FEES

     As noted above, upon the consummation of the Reorganization, Class A, C, I, R and S Shares of Enterprise Fund will be established with substantially the same class characteristics as the Class A, C, I, R and S Shares of Mid Cap Growth Fund, respectively. There will be no change in the terms of administrative services fees paid by shareholders of Class A, C, I, R and S Shares of Enterprise Fund after the Reorganization.

     Janus Services LLC, the transfer agent of the JAD Trust and the JIF Trust, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R and Class S Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services LLC expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services to their customers who invest in the Funds.

     With respect to transactions in or for administrative services provided to Class A, Class C and Class I Shares of the Funds, certain intermediaries may charge networking, omnibus account, or other administrative fees. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by Class A, Class C and Class I Shares of each Fund to Janus Services LLC, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services LLC on behalf of a Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the shares may increase.

INVESTMENT PERSONNEL

     The portfolio manager for each Fund is Brian Demain.

     BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Enterprise Fund and Mid Cap Growth Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

     Enterprise Fund's Statement of Additional Information dated February 27, 2009, and Mid Cap Growth Fund's Statement of Additional Information dated November 28, 2008, both of which are incorporated by reference herein, provide information about the structure and method of Mr. Demain's compensation, as well as his management of other accounts and ownership of Fund securities.

CHARTER DOCUMENTS

     Enterprise Fund is a series of the JIF Trust, a Massachusetts business trust governed by Massachusetts law. Enterprise Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated March 18,

2003, as amended from time to time ("JIF Trust Instrument"). The following is a summary of certain provisions of the JIF Trust Instrument and is qualified in its entirety by reference to the JIF Trust Instrument.

     Voting. A shareholder is entitled to one vote for each dollar of net asset value standing in such shareholder's name on the books of the JIF Trust (and a fractional vote for each fractional dollar). Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the JIF Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the JIF Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

     All shares of a fund participate equally in dividends and other distributions by the shares of the same class of that fund, and in residual assets of that class of that fund in the event of liquidation. Shares of each fund have no preemptive, conversion, or appraisal rights. Shares of each fund may be transferred by endorsement or stock power as is customary, but a fund is not bound to recognize any transfer until it is recorded on its books. The funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in the funds' prospectus(es).

     Shareholder Meetings. The JIF Trust is not required, and does not intend, to hold annual shareholder meetings unless otherwise required by the JIF Trust Instrument, the 1940 Act or in compliance with any regulatory order. Under the terms of a settlement reached between Janus and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the JIF Trust will hold a meeting of shareholders to elect Trustees. Special meetings may be called for a specific fund or for the JIF Trust for purposes such as election of Trustees, when required by the JIF Trust Instrument or to comply with the 1940 Act or a regulatory order. Under the JIF Trust Instrument, special meetings of shareholders of the JIF Trust or of any fund shall be called upon written request of shareholders holding not less than 10% of the shares then outstanding.

     Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held liable for the obligations of their fund. However, the JIF Trust Instrument disclaims shareholder liability for acts or obligations of the funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds or the Trustees. The JIF Trust Instrument also provides for indemnification from the assets of the funds for all losses and expenses of any Fund shareholder held liable for the obligations of their fund.

     The Trustees intend to conduct the operations of the funds to avoid, to the extent possible, liability of shareholders for liabilities of their fund.

     Trustee Liability. A Trustee shall be liable for such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. All persons extending credit to, contracting with or having any claim against the JIF Trust shall look only to the assets of a fund with which such person dealt for payment under such credit, contract, or claim.

     Liquidation or Dissolution. In the event of the liquidation or dissolution of the Trust, shareholders of the funds are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to their fund, or in the case of a class, belonging to that fund and allocable to that class, over the liabilities belonging to that fund or class. The assets shall be distributed to shareholders in proportion to the relative NAV of the shares of that fund or class held by them and recorded on the books of the JIF Trust. The liquidation of any particular fund or class thereof may be authorized at any time by vote of a majority of the Trustees then in office. Shareholders will receive prior notice of any liquidation effecting their fund or class.

KEY DIFFERENCES IN THE RIGHTS OF MID CAP GROWTH FUND AND ENTERPRISE FUND SHAREHOLDERS

     Mid Cap Growth Fund is organized as a separate series of the JAD Trust, a Delaware statutory trust, and is governed by an Amended and Restated Trust Instrument ("JAD Trust Instrument") and JAD Bylaws. Enterprise

Fund is organized as a separate series of the JIF Trust, a Massachusetts business trust, and is governed by the JIF Trust Instrument and JIF Bylaws. Key differences affecting the rights of shareholders under the JAD Trust Instrument, JAD Bylaws and Delaware Law and the JIF Trust Instrument and JIF Bylaws and Massachusetts law are presented below, and are qualified in their entirety by reference to the JAD Trust Instrument and the JIF Trust Instrument.

         MID CAP GROWTH FUND                         ENTERPRISE FUND
-------------------------------------   ----------------------------------------
Any Trustee may be removed at any       Any Trustee may be removed by a vote of
meeting of the shareholders by a vote   at least two-thirds of the shareholders
of at least two-thirds of the           of the JIF Trust at a meeting called for
outstanding shares of the JAD Trust.    the purpose, or by a written declaration
                                        signed by at least two-thirds of the
                                        shareholders and filed with the Trust's
                                        custodian.

No requirement exists that              Shareholders of the relevant series or
shareholders receive notification of    class thereof must be notified prior to
the liquidation of any particular       giving effect to any authorization for
series or class thereof.                the liquidation of any particular series
                                        or class.

No shareholder shall be personally      As previously noted, under Massachusetts
bound and no payment demand made on     law, shareholders of a Massachusetts
any shareholder except as agreed to     business trust could, under certain
by the shareholder. Shareholders        circumstances, be held liable for the
shall have the same limitation of       obligations of their fund. However, the
personal liability as is extended to    JIF Trust Instrument provides that no
shareholders of a private corporation   shareholder shall be personally bound
for profit incorporated in the State    and no payment demand made on any
of Delaware.                            shareholder except as agreed to by the
                                        shareholder.

The Trustees may not change             No provision prevents the Trustees from
outstanding shares in a manner          changing outstanding shares in a manner
materially adverse to the               materially adverse to the shareholders.
shareholders.

There is no provision related to        Any dividend or distribution paid in
dividends or distributions paid in      shares will be paid at the net asset
shares.                                 value of the shares.

Shareholders do not have the power to   Shareholders have the power to vote to
vote on whether or not a court          the same extent as shareholders of a
action, proceeding or claim should or   Massachusetts business corporation as to
should not be brought or maintained     whether a court action, proceeding or
derivatively or as a class action on    claim should be brought or maintained
behalf of the Trust or any series       derivatively or as a class action on
thereof or the shareholders.            behalf of the Trust or any series
                                        thereof.

A shareholder is entitled to one vote   A shareholder is entitled to one vote
for each whole share held (and          for each dollar of net asset value
fractional votes for fractional         standing in such shareholder's name on
shares held) in such shareholder's      the books of the JIF Trust (and a
name on the books of the JAD Trust.     fractional vote for each fractional
                                        dollar).

Shareholders shall be entitled to at    Shareholders shall be entitled to at
least fifteen days' notice of any       least seven days' notice of any
shareholder meetings.                   shareholder meetings.

The Trustees are required to call a     The Trustees are required to promptly
special meeting upon the written        call a special meeting upon the written
request of shareholders owning at       request of shareholders holding not less
least two-thirds of the outstanding     than 10% of the shares then outstanding
shares of such series or class          for the purpose of voting on the removal
entitled to vote.                       of any Trustee. Additionally, if the
                                        Trustees fail to call meeting by 30 days
                                        after a

         MID CAP GROWTH FUND                         ENTERPRISE FUND
-------------------------------------   ----------------------------------------
                                        request by the holders of 10% of the
                                        shares then outstanding, the
                                        shareholders may call and give notice of
                                        such meeting.

Quorum for the transaction of           Quorum for the transaction of business
business at shareholder meetings is     at shareholder meetings is set at thirty
set at one-third of the outstanding     percent of the outstanding shares or of
shares or of the Shares entitled to     the shares entitled to vote either in
vote either in person or by proxy,      person or by proxy, unless otherwise
unless otherwise required by            required by applicable law, the Bylaws
applicable law, the Bylaws or the       or the Trust Instrument.
Trust Instrument.

The Trust, on behalf of the affected    In case any shareholder (or former
series, shall, upon request by such     shareholder) of any series of the Trust
shareholder, assume the defense of      shall be charged or held to be
any such claim made against such        personally liable for any obligation or
shareholder for any act or obligation   liability of the Trust solely by reason
of the series and satisfy any           of being or having been a shareholder
judgment thereon from the assets of     and not because of such shareholder's
the series.                             acts or omissions or for some other
                                        reason, said series (upon proper and
                                        timely request by the shareholder) shall
                                        assume the defense against such charge
                                        and satisfy any judgment thereon, and
                                        the shareholder or former shareholder
                                        (or such shareholder's heirs, executors,
                                        administrators or other legal
                                        representatives or in the case of a
                                        corporation or other entity, its
                                        corporate or other general successor)
                                        shall be entitled out of the assets of
                                        said series estate to be held harmless
                                        from and indemnified against all loss
                                        and expense arising from such liability.

Subject to making certain               A shareholder vote is necessary to
determinations, the Trustees may        terminate the Trust. However, the
terminate the Trust or any series       Trustees may merge, liquidate or
without obtaining a shareholder vote.   reorganize any series without seeking
                                        shareholder approval if in accordance
                                        with legal requirements such as the 1940
                                        Act requirements.

No provision is made for shareholder    Subject to meeting certain stated
communications.                         criteria, shareholders may communicate
                                        directly with other shareholders for the
                                        purpose of obtaining signatures to
                                        request a shareholder meeting.

There is no requirement that            Prior to giving effect to any such
shareholders receive prior notice of    authorization of consolidation, merger
any consolidation, merger or            or transfer, shareholders of the
transfer.                               relevant series or class must be
                                        notified.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP

     The following table shows, as of the close of business on the Record Date, the number of outstanding shares and net assets of each class of Mid Cap Growth
Fund:

                      TOTAL NUMBER
                        OF SHARES
FUND                   OUTSTANDING   NET ASSETS
----                  ------------   ----------
Mid Cap Growth Fund
- Class A Shares
- Class C Shares
- Class I Shares
- Class R Shares
- Class S Shares
TOTAL

     To the knowledge of Janus Capital, as of [_______, 2009], the officers and Trustees beneficially owned, as a group, less than 1% of any class of each Fund.

     Beneficial owners of 5% or more of the outstanding shares of Mid Cap Growth Fund as of [_______, 2009], are shown below. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of Mid Cap Growth Fund except as shown below, and such owners may not be the beneficial owner of all or a portion of the shares.

Name and Address of   Number of   Percent
  Beneficial Owner      Shares    of Fund
-------------------   ---------   -------


TRUSTEES AND OFFICERS

     The following individuals comprise the Boards of Trustees of the JIF and JAD Trusts: Jerome S. Contro, William F. McCalpin, John W. McCarter, Jr., Dennis
B. Mullen, James T. Rothe, William D. Stewart, Martin H. Waldinger and Linda S. Wolf. Each of the Trustees is not an "interested" person of Janus, the JIF Trust or the JAD Trust, as that term is defined under the 1940 Act. The officers of each Trust are disclosed in each Fund's Statement of Additional Information.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     [___], Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and reviews their tax returns.

LEGAL MATTERS

     Information regarding material pending legal proceedings involving Janus Capital and/or the Funds is attached as Appendix D to this Prospectus/Information Statement.

INFORMATION AVAILABLE THROUGH THE SEC

     Mid Cap Growth Fund and Enterprise Fund are each subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, information statements, registration statements, and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at: 100 F Street, NE, Room 1580, Washington, DC 20549 and at the following regional offices of the SEC: 3 World Financial Center, Room 4300, New York, NY 10281; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 175 W.

Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500 Denver, CO 80202-2656; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such materials also may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

     You can get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).

     Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                        By order of the Board of Trustees,


                                        ----------------------------------------
                                        Robin C. Beery
                                        Chief Executive Officer and President of
                                        Janus Adviser Series

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [__] day of [__], 200_, by and among Janus Adviser Series, a Delaware statutory trust (the "JAD Trust"), on behalf of Janus Adviser [__] Fund, a series of the JAD Trust (the "Predecessor Fund"), Janus Investment Fund (the "JIF Trust"), a Massachusetts business trust, on behalf of Janus [__] Fund a series of the JIF Trust (the "Successor Fund"), and Janus Capital Management LLC, a Delaware limited liability company ("JCM").

All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the JIF Trust or JAD Trust on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for [Class A, Class C, Class I, Class R and Class S] voting shares of beneficial interest in the Successor Fund (the "Successor Fund Shares") having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of each of the JAD Trust and the JIF Trust has determined that it is in the best interest of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware, and that the interests of existing shareholders will not be diluted as a result of this transaction;

WHEREAS, concurrently herewith, the Board of Trustees of each of the JAD Trust and the JIF Trust are entering into separate Plans of Reorganization which contemplate the reorganization of certain series of the JAD Trust into existing series of the JIF Trust (each a "Preexisting Fund Reorganization"); and

WHEREAS, concurrently herewith, the Board of Trustees of each of the JAD Trust and the JIF Trust are entering into separate Plans of Reorganization which contemplate the reorganization of certain series of the JAD Trust into newly created series of the JIF Trust (each a "Shell Reorganization").

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION

1.1 Subject to the terms and conditions herein set forth, the JAD Trust shall
(i) transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, (ii) the JIF Trust shall cause the Successor Fund to deliver to the JAD Trust full and fractional [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Predecessor Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the "Closing Date") and (iii) the JIF Trust shall cause the Successor Fund to assume all liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the Closing Date. The Successor Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Predecessor Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.3 The Predecessor Fund will distribute pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares received by the JAD Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares due to such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the JAD Trust. The Successor Fund shall not issue certificates representing the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares in connection with such exchange. Ownership of [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares will be shown on the books of the JIF Trust's transfer agent. As soon as practicable after the Closing, the JAD Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.

2. CLOSING AND CLOSING DATE

2.1 The Closing Date shall be July 6, 2009, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of JCM, 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place as the parties may agree.

2.2 The JAD Trust shall cause Janus Services LLC (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares to be credited on the Closing Date to the Secretary of the JAD Trust or provide evidence satisfactory to the JAD Trust that such [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3. REPRESENTATIONS AND WARRANTIES

3.1 The JAD Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

     (i) the JAD Trust is a trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

     (ii) the JAD Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

     (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the JAD Trust or the shareholders of the Predecessor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

     (iv) this Agreement has been duly executed by the JAD Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

     (v) neither the execution and delivery of this Agreement by the JAD Trust on behalf of the Predecessor Fund, nor the consummation by the JAD Trust on behalf of the Predecessor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the JAD Trust's Amended and Restated Trust Instrument ("JAD Trust Instrument") or Bylaws of the JAD Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the JAD Trust is a party or by which the JAD Trust or any of its assets is subject or bound;

     (vi) the unaudited statement of assets and liabilities of the Predecessor Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Predecessor Fund as of the Closing Date;

     (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the JAD Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the JAD Trust, other than as shall be obtained at or prior to the Closing;

     (viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

     (ix) For each taxable year of its operation (including the taxable year which ends on the Closing Date), the Predecessor Fund has met (or will meet) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.

3.2 The JIF Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

     (i) the JIF Trust is duly organized and existing under its Amended and Restated Declaration of Trust (the "JIF Declaration of Trust") and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust";

     (ii) the JIF Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

     (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the JIF Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

     (iv) this Agreement has been duly executed by the JIF Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

     (v) neither the execution and delivery of this Agreement by the JIF Trust on behalf of the Successor Fund, nor the consummation by the JIF Trust on behalf of the Successor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the JIF Declaration of Trust or the Amended and Restated Bylaws of the JIF Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the JIF Trust is a party or by which the JIF Trust or any of its assets is subject or bound;

     (vi) the net asset value per share of a [Class A, Class C, Class I, Class R and Class S] Successor Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Successor Fund as of that time and date;

     (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the JIF Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the JIF Trust, other than as shall be obtained at or prior to the Closing;

     (viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Successor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

     (ix) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Successor Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.

4.  CONDITIONS PRECEDENT

4.1 The obligations of the JAD Trust on behalf of each Predecessor Fund and the JIF Trust on behalf of each Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:

     (i) The JIF Trust shall have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the JIF Trust and/or JCM to be necessary and appropriate to effect the registration of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares (the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

     (ii) The applicable [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

     (iii) All representations and warranties of the JAD Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the JIF Trust on behalf of the Successor Fund shall have received a certificate of an officer of the JAD Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the JIF Trust on behalf of the Successor Fund;

     (iv) All representations and warranties of the JIF Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the JAD Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the JIF Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the JAD Trust on behalf of the Predecessor Fund;

     (v) The JIF Trust and the JAD Trust shall have received the opinion of Dechert LLP addressed to each of them substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of JCM, the JIF Trust and the JAD Trust. Notwithstanding anything herein to the contrary, neither the JIF Trust nor the JAD Trust may waive the condition set forth in this paragraph;

     (vi) Unless otherwise determined by the officers of the Predecessor Fund, the Predecessor Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. New York Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

     (vii) The conditions precedent to (A) each of the Preexisting Fund Reorganizations and (B) each of the Shell Reorganizations shall have been satisfied, unless the Board of Trustees of the JAD Trust and/or the JIF Trust shall have waived this condition and deemed it to be in the best interests of Shareholders of the Predecessor Fund that the Reorganization should proceed.

5. EXPENSES

All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by JCM.

6. ENTIRE AGREEMENT

The JAD Trust agrees on behalf of the Predecessor Fund and the JIF Trust agrees on behalf of the Successor Fund that this Agreement constitutes the entire agreement between the parties.

7. TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the JIF Trust or the Board of Trustees of the JAD Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the JIF Trust or the Board of Trustees of the JAD Trust, make proceeding with the Agreement inadvisable.

8. AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5 It is expressly agreed that the obligations of each of the JIF Trust and JAD Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of each trust personally, but shall bind only the trust property of the trusts, as provided in the JAD Trust Instrument and the JIF Declaration of Trust, respectively, of each trust. The execution and delivery by such officers of the Trusts shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Trust as provided in the JAD Trust Instrument and the JIF Declaration of Trust, respectively. The JAD Trust is a series company with multiple series and has entered into this Agreement on behalf of the Predecessor Fund. The JIF Trust is a series company with multiple series and has entered into this Agreement on behalf of the Successor Fund.

10.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST                                 JANUS ADVISER SERIES
                                       For and on behalf of the Predecessor Fund


Name:                                  By:
      ------------------------------       -------------------------------------
                                       Name:
                                       Title:


ATTEST                                 JANUS INVESTMENT FUND
                                       For and on behalf of the Successor Fund


Name:                                  By:
      ------------------------------       -------------------------------------
                                       Name:
                                       Title:


ATTEST                                 JANUS CAPITAL MANAGEMENT LLC


Name:                                  By:
      ------------------------------       -------------------------------------
                                       Name:
                                       Title:

                                                                      APPENDIX B

           OTHER INVESTMENT TECHNIQUES AND RELATED RISKS OF THE FUNDS

     Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies as described below. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. Additional information regarding these investment techniques and risks is included in each Fund's Statement of Additional Information. These securities and strategies may include:

EQUITY AND DEBT SECURITIES

BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933Act, but that may be resold to certain institutional investors.

STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government.

Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                                      APPENDIX C

                               SHAREHOLDER'S GUIDE

This Prospectus/Information Statement relates to five separate classes of shares ("Shares"): Class A, Class C, Class I, Class R and Class S of Janus Enterprise Fund (the "Enterprise Fund"), a series of Janus Investment Fund (the "Trust"). Enterprise Fund currently does not offer shares of any of these classes. However, upon consummation of the reorganization of Janus Adviser Mid Cap Growth Fund with and into Enterprise Fund (the "Reorganization"), Enterprise Fund will complete the registration of Shares of these classes pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and start offering these shares. Enterprise Fund currently only offers one class of shares (the "Initial Class"), which is not offered in this Prospectus/Information Statement. Please refer to Enterprise Fund's prospectus dated February 27, 2009 (the "Enterprise Fund's Prospectus") for information about shares of this Initial Class. You can obtain a free copy of that document by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling a Janus representative at 1-877-335-2687. The information below relates to classes of Enterprise Fund as of the date they are created.

PURCHASE PROCEDURES, EXCHANGE RIGHTS, AND REDEMPTION PROCEDURES

Investors may not purchase, exchange, or redeem Class A, Class C, Class R and Class S Shares of Enterprise Fund directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. Class A and Class C Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Class S Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction on Class S Shares does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

Class I Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from Enterprise Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative (networking, omnibus positioning) fees. Administrative (networking, omnibus positioning) fees may be paid by Enterprise Fund to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT [1-800-333-1181], OR REFER TO YOUR PLAN DOCUMENTS.

With certain limited exceptions, Enterprise Fund is available only to U.S. citizens or residents.

PRICING OF ENTERPRISE FUND SHARES

The per share net asset value ("NAV") for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. Enterprise Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of Enterprise Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem Enterprise Fund's Shares.

The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your order is received in good order by Enterprise Fund or its agent, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Class A Shares and Class C Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. All purchases and redemptions of Class I Shares, Class R Shares and Class S Shares will be duly processed at the NAV next calculated after your request is received in good order by Enterprise Fund or its agent. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by Enterprise Fund or its agent by the close of the regular trading session of the NYSE.

Securities held by Enterprise Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of Enterprise Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. Enterprise Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

Due to the subjective nature of fair value pricing, Enterprise Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of Enterprise Fund's portfolio securities and the reflection of such change in Enterprise Fund's NAV, as further described in the "Excessive Trading" section in this Appendix C. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that Enterprise Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of Enterprise Fund, which negatively impacts long-term shareholders. Enterprise Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by Enterprise Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

If you hold Class I Shares in an account through a financial intermediary or plan sponsor or if you hold Shares of Class A, Class C, Class R or Class S, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to Enterprise Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. Enterprise Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

As noted above, upon the closing of the Reorganization, and subject to certain contingencies, Enterprise Fund will start offering shares of Class A, Class C, Class I, Class R and Class S. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

     -    how much you plan to invest;

     -    how long you expect to own the shares;

     -    the expenses paid by each class; and

     -    whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. The following table summarizes some of the factors you should consider with respect to each class of shares.*

                             CLASS A             CLASS C            CLASS I       CLASS R         CLASS S
                       ------------------  ------------------  ----------------  ---------  ------------------
Initial sales charge   Up to 5.75%(1)(2)          None               None           None           None
on purchases

Deferred sales charge  None except on      1.00% on Shares           None           None           None
(CDSC)                 certain             redeemed within 12
                       redemptions of      months of purchase
                       Shares purchased    (2)
                       without an initial
                       sales charge(2)

Redemption fee                None                None               None           None           None

Exchange fee                  None                None               None           None           None

Minimum initial        $2,500 for          $2,500 for          $1 million for    $2,500(3)  $2,500 for
investment             non-retirement      non-retirement      institutional                non-retirement
                       account; $500 for   account; $500 for   investors; $500              account; $500 for
                       certain             certain             for tax-deferred             certain
                       tax-deferred or     tax-deferred or     accounts and                 tax-deferred or
                       UGMA/UTMA accounts  UGMA/UTMA accounts  $2,500 for other             UGMA/UTMA accounts

Maximum purchase              None         $500,000 per a            None           None           None
                                           single purchase

Minimum aggregate             None                None               None           None           None
account balance

12b-1 fee                     0.25%             1.00%(4)             None          0.50%           0.25%

----------
* Information in this table is qualified in its entirety by reference to more detailed description in the sections below. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Shares.

(1) The initial sales charge is reduced for purchases of $50,000 or more and is waived for purchases of $1 million or more.

(2)  May also be waived under certain circumstances.

(3) Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums.

(4)  Up to 0.75% distribution fee and up to 0.25% shareholder servicing fee.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), Enterprise Fund may pay Janus Distributors LLC, the Trust's distributor ("Janus Distributors"), a fee for the sale and distribution of Class A

Shares and Class C Shares at an annual rate up to 0.25% and 1.00% of the average daily net assets of Class A Shares and Class C Shares of Enterprise Fund, respectively. Under the Class A and the Class C Plans, Janus Distributors may pay all or a portion of 12b-1 fees to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in Enterprise Fund.

Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares and Class S Shares (the "Class R Plan" and "Class S Plan," respectively), Enterprise Fund may pay Janus Distributors a fee for the sale and distribution of Class R Shares and Class S Shares at an annual rate of up to 0.50% and 0.25% of the average daily net assets of Class R Shares and Class S Shares of Enterprise Fund, respectively. Under the terms of the Class R and Class S Plans, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in Enterprise Fund.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Class A, Class C, Class R and Class S Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of Enterprise Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

ADMINISTRATIVE FEES - CLASS A, CLASS C AND CLASS I SHARES

Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of Enterprise Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (NSCC) or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of Enterprise Fund to Janus Services LLC ("Janus Services"), which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by each shareholder of the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of Enterprise Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

ADMINISTRATIVE SERVICES FEE - CLASS R AND CLASS S SHARES

Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of Enterprise Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in Enterprise Fund.

PURCHASES

Purchases of Class A, Class C, Class R or Class S Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in Enterprise Fund, including additional information on minimum initial or subsequent investment requirements.

Purchases of Class I Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative ([1-800-333-1181]), or refer to your plan documents for information on how to invest in Enterprise Fund, including additional information on minimum initial or subsequent investment requirements.

Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on Enterprise Fund's behalf. As discussed under the section titled "The Reorganization - Other Comparative Information about the Fund - Investment Adviser" in this Prospectus/Information Statement, Janus Capital Management LLC ("Janus Capital"), Enterprise Fund's investment adviser, and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for Enterprise Fund or that provide services in connection with investments in Enterprise Fund. You should consider such arrangements when evaluating any recommendation of Enterprise Fund.

Enterprise Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. Enterprise Fund is not intended for excessive trading. For more information about Enterprise Fund's policy on excessive trading, refer to the "Excessive Trading" section in this Appendix C.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

The minimum investment for Class A Shares, Class C Shares and Class S Shares is $2,500 per Enterprise Fund account for non-retirement accounts and $500 per Enterprise Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within Enterprise Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of Janus Capital Group Inc. ("JCGI") and its affiliates, as well as Trustees and officers of Enterprise Fund, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at [1-800-333-1181]. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

With respect to Class R Shares, investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

Enterprise Fund reserves the right to annually request that intermediaries close Enterprise Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with Enterprise Fund, you may receive written notice prior to the closure of your Enterprise Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

The maximum purchase in Class C Shares is $500,000 for any single purchase. There is no limitation on maximum purchase of Class A, Class I, Class R and Class S Shares.

Enterprise Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

SYSTEMATIC PURCHASE PLAN

You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you are a holder of Class I Shares and you hold Class I Shares directly with Enterprise Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLASS A SHARES SALES CHARGE

An initial sales charge may apply to your purchase of Class A Shares of Enterprise Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                        Class A Shares Sales
                                             Charge as a
                                            Percentage of
                                       ----------------------
                                       Offering    Net Amount
Amount of Purchase at Offering Price   Price(1)   Invested(1)
                                       --------   -----------
Under $50,000                            5.75%       6.10%
$50,000 but under $100,000               4.50%       4.71%
$100,000 but under $250,000              3.50%       3.63%
$250,000 but under $500,000              2.50%       2.56%
$500,000 but under $1,000,000(2)         2.00%       2.04%
$1,000,000 and above                    None(3)       None

----------
(1)  Offering price includes the initial sales charge.

(2) Compared to Class C Shares, the sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Enterprise Fund shares.

(3) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

     -    1.00% on amounts from $1,000,000 to $4,000,000;

     -    plus 0.50% on amounts greater than $4,000,000 to $10,000,000;

     -    plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE

You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Enterprise Fund or certain other Janus funds) with your current purchase of Class A Shares of Enterprise Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of Enterprise Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
(ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Enterprise Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts" below. You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Enterprise Fund shares, as Enterprise Fund, its agents, or your financial intermediary may not retain this information.

RIGHT OF ACCUMULATION. You may purchase Class A Shares of Enterprise Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of Enterprise Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts" below, and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

     - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

     -    solely controlled business accounts; and

     -    single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of Enterprise Fund's shares, free of charge, and in a clear and prominent format, at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

COMMISSION ON CLASS C SHARES

Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

     - You may generally exchange shares of Enterprise Fund for shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

     -    You must meet the minimum investment amount for each fund.

     - Enterprise Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

     - The exchange privilege is not intended as a vehicle for short-term or excessive trading. Enterprise Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

     - With respect to exchange of Class I Shares, accounts holding Class I Shares directly with Enterprise Fund may make up to four round trips in Enterprise Fund in a 12-month period, although Enterprise Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of Enterprise Fund (by any means) followed by a purchase back into Enterprise Fund (by any means). Enterprise Fund will work with intermediaries to apply Enterprise Fund's exchange limit. However, Enterprise Fund may not always have the ability to monitor or enforce the trading activity in such accounts.

     - For more information about Enterprise Fund's policy on excessive trading, refer to the "Excessive Trading" section in this Appendix C.

WAIVER OF SALES CHARGES

Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of Enterprise Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions."

While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

Redemptions, like purchases, of Class A, Class C, Class R and Class S Shares may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.

Redemptions, like purchases, of Class I Shares may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative ([1-800-333-1181]), or refer to the appropriate plan documents for details.

Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

Shares of Enterprise Fund may be redeemed on any business day on which Enterprise Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by Enterprise Fund or its agent. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

If you hold Class A, Class C, Class I or Class S Shares, you should note that Enterprise Fund reserves the right to annually request that intermediaries close Enterprise Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. In addition, if you hold Class I Shares directly with Enterprise Fund, you may receive written notice prior to the closure of your Enterprise Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

REDEMPTIONS IN-KIND

Shares normally will be redeemed for cash, although Enterprise Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, Enterprise Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of Enterprise Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, Enterprise Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN

You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

You may arrange for periodic redemptions of Class I Shares by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with Enterprise Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

You may arrange for periodic redemptions Class R Shares or Class S Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLASS A SHARES AND CLASS C SHARES CDSC

A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed below apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC WAIVERS

There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

     -    Upon the death or disability of an account owner;

     - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

     -    Retirement plan shareholders taking required minimum distributions;

     - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Enterprise Fund dividends or distributions;

     - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

     - If Enterprise Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

REINSTATEMENT PRIVILEGE - CLASS A SHARES

After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Board of Trustees of Enterprise Fund has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). Enterprise Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of Enterprise Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, Enterprise Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of Enterprise Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

Enterprise Fund attempts to deter excessive trading through at least the following methods:

     -    exchange limitations as described under "Exchanges;"

     - redemption fees (where applicable on certain classes of certain funds); and

     -    fair valuation of securities as described under "Pricing of Fund
          Shares."

Enterprise Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of Enterprise Fund's shares followed by the redemption of Enterprise Fund's shares within a 90-day period may result in enforcement of Enterprise Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

If Enterprise Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. Enterprise Fund's excessive trading policies generally do not apply to a (i) money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

Enterprise Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of Enterprise Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. Enterprise Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to Enterprise Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of Enterprise Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, Enterprise Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. Enterprise Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of Enterprise Fund's methods to detect and deter excessive trading.

Enterprise Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, Enterprise Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

Enterprise Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

EXCESSIVE TRADING RISKS

Excessive trading may present risks to Enterprise Fund's long-term shareholders. Excessive trading into and out of Enterprise Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in Enterprise Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time Enterprise Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that Enterprise Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of Enterprise Fund, which negatively impacts long-term shareholders. Although Enterprise Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although Enterprise Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Appendix C and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, Enterprise Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from Enterprise Fund and its agents. This makes Enterprise Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although Enterprise Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in Enterprise Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings of Enterprise Fund.

     - FULL HOLDINGS. Enterprise Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings are generally posted under the Characteristics tab at www.janus.com/info approximately two business days after the end of the following period: portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag.

     - TOP HOLDINGS. Enterprise Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

     - OTHER INFORMATION. Enterprise Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Enterprise Fund discloses its short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of Enterprise Fund, including under extraordinary circumstances exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of Enterprise Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

DISTRIBUTION OF ENTERPRISE FUND

Enterprise Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or at 1-800-289-9999.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

To avoid taxation of Enterprise Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Enterprise Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single fund.

DISTRIBUTION SCHEDULE

Dividends from net investment income for Enterprise Fund are normally declared and distributed in December. For investors investing through intermediaries, the date you receive your distributions may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

HOW DISTRIBUTIONS AFFECT ENTERPRISE FUND'S NAV

Distributions are paid to shareholders as of the record date of a distribution of Enterprise Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in Enterprise Fund's daily NAV. The share price of Enterprise Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, Enterprise Fund declared a dividend in the amount of $0.25 per share. If Enterprise Fund's share price was $10.00 on December 30, Enterprise Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

"BUYING A DIVIDEND"

If you purchase shares of Enterprise Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, Enterprise Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of Enterprise Fund, whether or not you reinvested the dividends. Before buying shares of Enterprise Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, Enterprise Fund's distributions of net investment income and net capital gains are automatically reinvested in Enterprise Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-0020. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in Enterprise Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in Enterprise Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS

Distributions by Enterprise Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of Enterprise Fund. When gains from the sale of a security held by Enterprise Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time Enterprise Fund held the security. In certain states, a portion of the distributions (depending on the sources of Enterprise Fund's income) may be exempt from state and local taxes. Enterprise Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of Enterprise Fund at the record date of such payments. Although Enterprise Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by Enterprise Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

Enterprise Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

TAXATION OF ENTERPRISE FUND

Dividends, interest, and some capital gains received by Enterprise Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If Enterprise Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to Enterprise Fund. Enterprise Fund's transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. Enterprise Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

Enterprise Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that Enterprise Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If Enterprise Fund invests in partnerships, it may be subject to state tax liabilities.

                                                                      APPENDIX D

                                  LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies,
LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and

Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

                              JANUS INVESTMENT FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                [April __, 2009]

                  Relating to the acquisition of the assets of
                        JANUS ADVISER MID CAP GROWTH FUND
                        a series of Janus Adviser Series
                               151 Detroit Street
                           Denver, Colorado 80206-4805
                                 1-800-525-3713

             by and in exchange for shares of beneficial interest of

                              JANUS ENTERPRISE FUND
                        a series of Janus Investment Fund
                               151 Detroit Street
                           Denver, Colorado 80206-4805
                                 1-800-525-0200

This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the combined Information Statement and prospectus (the "Prospectus/Information Statement") dated [April __, 2009]. The Prospectus/Information Statement is being furnished to shareholders of Janus Adviser Mid Cap Growth Fund, a series of Janus Adviser Series ("Mid Cap Growth Fund"), in connection with the reorganization of Mid Cap Growth Fund with and into Janus Enterprise Fund, a series of Janus Investment Fund ("Enterprise Fund"), pursuant to which all of the assets and liabilities of Mid Cap Growth Fund would be transferred to Enterprise Fund in exchange for shares of beneficial interest of Enterprise Fund (the "Reorganization").

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. A copy of the Prospectus/Information Statement may be obtained without charge by contacting Janus Capital Management LLC ("Janus Capital") at 151 Detroit Street, Denver, Colorado 80206 or by telephoning Janus toll-free at 1-800-525-0200.

This SAI consists of: (i) this cover page; (ii) Additional Information about Class A, Class C, Class I, Class R and Class S shares of Enterprise Fund, (iii) the accompanying Pro Forma Financial Statements, and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference herein:

     1. The SAI for Mid Cap Growth Fund, dated November 28, 2008, as supplemented (File No: 333-33978), and the SAI for Enterprise Fund, dated February 27, 2009, as supplemented (File No: 002-34393).

     2. The Financial Statements of Mid Cap Growth Fund are included in the annual report, dated July 31, 2008 as filed on September 29, 2008, and the semi-annual report, dated [January 31, 2009], as filed on [March 31, 2009] (File No: 811-09885), and the Financial Statements of Enterprise Fund are included in the annual report, dated October 31, 2008, as filed on December 29, 2008, and the semi-annual report, dated April 30, 2008, as filed on June 27, 2008 (File No: 811-01879).

As described in the Prospectus/Information Statement, upon the closing of such Reorganization, each owner of Class A, Class C, Class I, Class R and Class S shares of Mid Cap Growth Fund would become a shareholder of the corresponding class of shares of Enterprise Fund. Enterprise Fund does not currently offer Class A, Class C, Class I, Class R and Class S shares. However, before the closing of the Reorganization, Enterprise Fund will create and register Class A, Class C, Class I, Class R and Class S shares pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. Information about Enterprise Fund and its Class A, Class C, Class I, Class R and Class S shares provided in the Prospectus/Information Statement and other general information about Enterprise Fund in its SAI dated February 27, 2009, as filed with the SEC on February 27, 2009 (File No. 002-34393), is incorporated herein by reference. Only certain information specific to Enterprise Fund's Class A, Class C, Class I, Class R and Class S shares is provided herein.

                          ADDITIONAL INFORMATION ABOUT
    CLASS A, CLASS C, CLASS I, CLASS R AND CLASS S SHARES OF ENTERPRISE FUND

TRANSFER AGENCY AND OTHER SERVICES

Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is Enterprise Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for Enterprise Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R shares and Class S shares of Enterprise Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class R shares and Class S shares of Enterprise Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

Janus Services is not compensated for its services related to Class A shares, Class C shares, and Class I shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in Enterprise Fund that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.

PURCHASES OF CLASS A SHARES

The price you pay for Class A shares is the public offering price, which is the NAV next determined after Enterprise Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. Enterprise Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed to
                                  Percentage of     Percentage of Net      Financial Intermediaries as a
                                 Offering Price*     Amount Invested        Percentage of Offering Price
                                -----------------   -----------------   -----------------------------------
Under $50,000                          5.75%               6.10%                         5.00%
$50,000 but under $100,000             4.50%               4.71%                         3.75%
$100,000 but under $250,000            3.50%               3.63%                         2.75%
$250,000 but under $500,000            2.50%               2.56%                         2.00%
$500,000 but under $1,000,000          2.00%               2.04%                         1.60%
$1,000,000 and above                   None**              None                          None

----------
*    Offering Price includes the initial sales charge.

** A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES

As described in the Prospectus/Information Statement, Class A shares, Class R shares, and Class S shares will each adopt distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares and Class S shares and at an annual rate of up to 0.50% of the average daily net assets of Class R shares of a Fund for activities that are primarily intended to result in sales of Class A shares, Class R shares, or Class S shares of such Fund, including but not limited to preparing, printing, and distributing prospectuses, SAIs, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors LLC, Enterprise Fund's distributor ("Janus Distributors"), who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers.

CLASS C SHARES

As described in the Prospectus/Information Statement, Class C shares will adopt a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of Enterprise Fund for activities which are primarily intended to result in sales of Class C shares of Enterprise Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of Enterprise Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about Enterprise Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

The Plans and any Rule 12b-1 related agreement to be entered into by Enterprise Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940
Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to Enterprise Fund at any time, without penalty, by vote of a majority of the outstanding shares of that Class of Enterprise Fund or by vote of a majority of the 12b-1 Trustees.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.

                         PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Mid Cap Growth Fund will be transferred to Enterprise Fund (each, a "Fund" and collectively, the "Funds"), in exchange for shares of Enterprise Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of [October 31, 2008]. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Schedule of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

JANUS ENTERPRISE FUND
PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
As of October 31, 2008

                                                                Janus
                                                               Adviser    Pro Forma
                                                    Janus      Mid Cap      Janus
                                                 Enterprise    Growth    Enterprise                      Janus        Pro Forma
                                                    Fund        Fund        Fund          Janus       Adviser Mid       Janus
                                                  Shares or   Shares or   Shares or    Enterprise     Cap Growth     Enterprise
                                                  Principal   Principal   Principal       Fund           Fund           Fund
                                                   Amount      Amount      Amount         Value          Value          Value
                                                 ----------  ----------  ----------  --------------  ------------  --------------
COMMON STOCK - 98.0%

Advertising Sales  - 1.7%
Lamar Advertising Co. - Class A*                  1,559,340     484,887   2,044,227  $   23,655,188  $  7,355,736  $   31,010,924
Aerospace and Defense - 1.1%
Embraer-Empresa Brasileira de Aeronautica S.A.
   (ADR)                                            800,545     227,380   1,027,925      16,747,401     4,756,790      21,504,191
Aerospace and Defense - Equipment - 1.8%
Alliant Techsystems, Inc. *                         313,705     106,165     419,870      25,849,292     8,747,996      34,597,288
Agricultural Operations - 0.4%
Chaoda Modern Agriculture |  Holdings, Ltd.       8,070,000   1,988,000  10,058,000       5,516,550     1,358,972       6,875,522
Airlines - 1.7%
Ryanair Holdings PLC (ADR) *,**                   1,054,741     382,675   1,437,416      23,489,082     8,522,172      32,011,254
Apparel Manufacturers - 2.2%
Esprit Holdings, Ltd.                             2,845,700     887,200   3,732,900      15,976,068     4,980,836      20,956,904
VF Corp.                                            281,520      89,435     370,955      15,511,752     4,927,869      20,439,621
                                                                                         31,487,820     9,908,705      41,396,525

Applications Software - 1.0%
Citrix Systems, Inc. *                              509,320     184,525     693,845      13,125,176     4,755,209      17,880,385
Batteries and Battery Systems - 1.6%
Energizer Holdings, Inc. *                          476,940     146,035     622,975      23,303,288     7,135,270      30,438,558
Casino Hotels - 0.5%
Crown, Ltd. **                                    1,634,945     248,574   1,883,519       7,311,072     1,111,562       8,422,634
Melco PBL Entertainment (Macau), Ltd. (ADR)*              0     388,435     388,435               0     1,592,583       1,592,583
                                                                                          7,311,072     2,704,145      10,015,217

Cellular Telecommunications - 1.2%
Leap Wireless International, Inc. *                 642,630     191,190     833,820      18,019,345     5,360,968      23,380,313
Chemicals - Diversified - 1.1%
K+S A.G. **                                         386,221     132,496     518,717      15,400,587     5,283,287      20,683,874
Commercial Services - 3.0%
CoStar Group, Inc.*                                       0      55,140      55,140               0     1,986,143       1,986,143
Iron Mountain, Inc.*                              1,708,447     520,555   2,229,002      41,481,093    12,639,075      54,120,168
                                                                                         41,481,093    14,625,218      56,106,311

Commercial Services - Finance - 2.1%
Equifax, Inc.                                       297,380     113,810     411,190       7,755,670     2,968,165      10,723,835
Global Payments, Inc.                               293,187      83,450     376,637      11,877,006     3,380,560      15,257,566
Paychex, Inc.                                       348,961     125,272     474,233       9,959,347     3,575,262      13,534,609

                                                                                         29,592,023     9,923,987      39,516,010

Computer Aided Design - 0.6%
Logitech International*                             588,030     199,640     787,670       8,696,964     2,952,676      11,649,640
Computer Services - 0.5%
IHS, Inc. - Class A*                                198,820      54,540     253,360       7,036,240     1,930,171       8,966,411
Computers - 1.0%
Apple, Inc. *                                       137,707      27,803     165,510      14,815,896     2,991,325      17,807,221
Consulting Services - 0.8%
Gartner Group, Inc. *                               614,330     172,430     786,760      11,303,672     3,172,712      14,476,384
Containers - Metal and Glass - 2.7%
Ball Corp.                                          627,365     206,125     833,490      21,455,883     7,049,475      28,505,358
Owens-Illinois, Inc. *                              716,615     252,830     969,445      16,396,151     5,784,750      22,180,901
                                                                                         37,852,034    12,834,225      50,686,259

Decision Support Software - 1.3%
MSCI, Inc. *                                      1,007,819     354,113   1,361,932      17,374,800     6,104,908      23,479,708
Distribution/Wholesale - 1.3%
Li & Fung, Ltd.                                   9,352,720   2,565,975  11,918,695      18,806,561     5,159,693      23,966,254
Diversified Operations - 0.9%
Cooper Industries, Ltd. - Class A                   375,675     130,890     506,565      11,627,141     4,051,045      15,678,186
Polytec Asset Holdings, Ltd.                     35,394,279   2,469,140  37,863,419       1,550,191       108,143       1,658,334
                                                                                         13,177,332     4,159,188      17,336,520

Electric Products - Miscellaneous - 1.1%
AMETEK, Inc.                                        514,892     130,307     645,199      17,120,159     4,332,708      21,452,867
Electronic Components - Semiconductors - 1.7%
Microsemi Corp. *                                 1,087,495     355,130   1,442,625      23,642,141     7,720,526      31,362,667
Electronic Connectors - 1.4%
Amphenol Corp. - Class A                            646,035     255,285     901,320      18,508,903     7,313,915      25,822,818
Electronic Measuring Instruments - 1.2%
Trimble Navigation, Ltd. *                          836,900     223,361   1,060,261      17,215,033     4,594,536      21,809,569
Entertainment Software - 0.6%
Electronic Arts, Inc. *                             346,125     108,555     454,680       7,884,728     2,472,883      10,357,611
Fiduciary Banks - 0.8%
Northern Trust Corp.                                226,295      54,030     280,325      12,742,671     3,042,429      15,785,100
Filtration and Separations Products - 0.7%
Pall Corp.                                          368,350     127,330     495,680       9,728,124     3,362,785      13,090,909
Finance - Consumer Loans - 1.1%
Nelnet, Inc. - Class A*                           1,090,844     338,535   1,429,379      15,959,048     4,952,767      20,911,815
Finance - Other Services - 1.0%
CME Group, Inc.                                      52,350      16,160      68,510      14,770,553     4,559,544      19,330,097
Independent Power Producer - 1.4%
NRG Energy, Inc. *                                  810,020     310,110   1,120,130      18,832,965     7,210,058      26,043,023
Instruments - Controls - 0.8%
Mettler-Toledo International, Inc. *                155,350      49,015     204,365      11,890,489     3,751,608      15,642,097
Instruments - Scientific - 1.7%
Thermo Fisher Scientific, Inc. *                    576,144     193,977     770,121      23,391,446     7,875,466      31,266,912
Internet Connectivity Services - 0.2%
NDS Group PLC (ADR)*                                      0      82,917      82,917               0     3,954,312       3,954,312
Investment Management and Advisory
   Services - 2.0%
National Financial Partners Corp.                 1,181,805     364,425   1,546,230       7,870,821     2,427,071      10,297,892

T. Rowe Price Group, Inc.                           527,855     160,005     687,860      20,871,387     6,326,597      27,197,984
                                                                                         28,742,208     8,753,668      37,495,876

Machinery - General Industrial - 2.1%
Roper Industries, Inc.                              651,120     199,075     850,195      29,528,292     9,028,051      38,556,343
Machinery - Pumps - 0.9%
Graco, Inc.                                         496,605     187,355     683,960      12,281,042     4,633,289      16,914,331
Medical - Biomedical and Genetic - 5.9%
Celgene Corp. *                                     796,103     257,695   1,053,798      51,157,578    16,559,480      67,717,058
Genzyme Corp. *                                      71,910      24,170      96,080       5,240,801     1,761,510       7,002,311
Gilead Sciences, Inc. *                             411,697     137,995     549,692      18,876,307     6,327,071      25,203,378
Millipore Corp. *                                   163,390      57,275     220,665       8,478,307     2,972,000      11,450,307
                                                                                         83,752,993    27,620,061     111,373,054

Medical - Drugs - 0.9%
Shire PLC (ADR)                                     298,495     114,890     413,385      11,775,628     4,532,411      16,308,039
Medical - HMO - 1.0%
Coventry Health Care, Inc. *                        826,913     107,365     934,278      10,906,982     1,416,144      12,323,126
UnitedHealth Group, Inc.                                  0     277,735     277,735               0     6,590,652       6,590,652
                                                                                         10,906,982     8,006,796      18,913,778

Metal Processors and Fabricators - 1.1%
Precision Castparts Corp.                           254,450      74,415     328,865      16,490,905     4,822,836      21,313,741
Oil Companies - Exploration and
   Production - 5.5%
EOG Resources, Inc.                                 255,355     104,390     359,745      20,663,327     8,447,239      29,110,566
Forest Oil Corp. *                                  841,320     321,595   1,162,915      24,574,956     9,393,789      33,968,745
Sandridge Energy, Inc. *                          1,462,667     511,443   1,974,110      15,650,537     5,472,440      21,122,977
Whitting Petroleum Corp. *                          279,244      85,775     365,019      14,517,896     4,459,442      18,977,338
                                                                                         75,406,716    27,772,910     103,179,626

Oil Companies - Integrated - 1.0%
Hess Corp.                                          240,540      79,930     320,470      14,482,913     4,812,585      19,295,498
Oil Field Machinery and Equipment - 0.6%
FMC Technologies, Inc. *                            241,410      73,155     314,565       8,446,936     2,559,693      11,006,629
Physical Practice Management - 1.3%
Pediatrix Medical Group, Inc. *                     475,134     163,800     638,934      18,363,929     6,330,870      24,694,799
Pipelines - 1.3%
Kinder Morgan Management LLC *                      378,149     121,035     499,184      18,888,543     6,045,698      24,934,241
Real Estate Management/Services - 1.4%
CB Richard Ellis Group, Inc. - Class A*             931,150     311,870   1,243,020       6,527,362     2,186,209       8,713,571
Jones Lang LaSalle, Inc.                            403,630     137,273     540,903      13,287,499     4,519,027      17,806,526
                                                                                         19,814,861     6,705,236      26,520,097

Real Estate Operating/Development - 2.5%
CapitaLand, Ltd.                                  3,736,000   1,208,000   4,944,000       7,381,577     2,386,763       9,768,340
Hang Lung Properties, Ltd.                        5,783,000   1,574,000   7,357,000      13,973,782     3,803,343      17,777,125
St. Joe Co. *                                       482,495     146,275     628,770      14,918,746     4,522,823      19,441,569
                                                                                         36,274,105    10,712,929      46,987,034

Reinsurance - 2.4%
Berkshire Hathaway, Inc. - Class B*                   9,154       2,479      11,633      35,151,360     9,519,360      44,670,720
REIT - Diversified - 1.5%
CapitalSource, Inc.                               2,953,661     851,597   3,805,258      21,857,091     6,301,818      28,158,909
Retail - Apparel and Shoe - 1.0%
Nordstrom, Inc.                                     809,665     250,825   1,060,490      14,646,840     4,537,424      19,184,264

Retail - Office Supplies - 1.1%
Staples, Inc.                                       808,875     211,162   1,020,037      15,716,441     4,102,878      19,819,319
Semiconductor Components/Integrated
   Circuits - 4.4%
Atmel Corp. *                                     9,277,410   2,755,920  12,033,330      38,501,251    11,437,069      49,938,320
Cypress Semiconductor Corp. *                     2,435,590     716,144   3,151,734      12,202,306     3,587,881      15,790,187
Sunpower Corp. - Class B*                           423,249     109,645     532,894      12,532,403     3,246,588      15,778,991
                                                                                         63,235,960    18,271,538      81,507,498

Semiconductor Equipment - 1.5%
KLA-Tencor Corp.                                    912,900     289,975   1,202,875      21,224,925     6,741,919      27,966,844
Telecommunication Equipment - 1.3%
CommScope, Inc. *                                 1,231,255     452,005   1,683,260      18,111,761     6,648,994      24,760,755
Telecommunication Services - 3.5%
Amdocs, Ltd. (U.S. Shares) *                      1,095,395     350,290   1,445,685      24,712,111     7,902,542      32,614,653
SAVVIS, Inc. *                                    1,087,765     187,935   1,275,700       9,354,779     1,616,241      10,971,020
Time Warner Telecom, Inc. - Class A*              2,256,020     881,450   3,137,470      15,972,622     6,240,666      22,213,288
                                                                                         50,039,512    15,759,449      65,798,961

Toys - 2.2%
Mattel, Inc.                                      2,027,958     719,796   2,747,754      30,459,929    10,811,336      41,271,265
Transportation - Railroad - 1.1%
Canadian National Railway Co. (U.S. Shares)         330,770     131,000     461,770      14,309,110     5,667,060      19,976,170
Transportation - Services - 2.0%
C.H. Robinson Worldwide, Inc.                       296,830     148,475     445,305      15,369,858     7,688,035      23,057,893
Expeditors International of |  Washington, Inc.     364,505      56,150     420,655      11,901,088     1,833,298      13,734,386
                                                                                         27,270,946     9,521,333      36,792,279

Transportation - Truck - 1.6%
Con-Way, Inc.                                       332,640     110,450     443,090      11,323,066     3,759,718      15,082,784
Landstar System, Inc.                               333,140      36,590     369,730      12,855,872     1,412,008      14,267,880
                                                                                         24,178,938     5,171,726      29,350,664

Web Hosting/Design - 2.0%
Equinix, Inc. *                                     456,406     143,895     600,301      28,488,863     8,981,926      37,470,789
Wireless Equipment - 2.7%
Crown Castle International Corp. *                1,749,780     626,828   2,376,608      37,042,843    13,269,949      50,312,792
                                                 ----------  ----------  ----------  --------------  ------------  --------------
Total Common Stock (cost $1,783,838,368, cost
   648,123,737; combined cost $2,431,962,105)                                         1,382,618,248   452,530,633   1,835,148,881

MONEY MARKETS - 1.6%
Janus Institutional Cash Management Fund -
   Institutional Shares, 1.46%                            0  17,507,903  17,507,903               0    17,507,903      17,507,903
Janus Institutional Money Market Fund -
   Institutional Shares, 1.09%                   10,006,000   3,270,000  13,276,000      10,006,000     3,270,000      13,276,000
                                                 ----------  ----------  ----------  --------------  ------------  --------------
Total Money Markets (cost $10,006,000, cost
   20,777,903; combined cost $30,783,903)                                                10,006,000    20,777,903      30,783,903
                                                 ----------  ----------  ----------  --------------  ------------  --------------
Total Investments (cost $1,793,844,368, cost
   668,901,640; combined cost
   $2,462,746,008) - 99.7%                                                            1,392,624,248   473,308,536   1,865,932,784
                                                 ----------  ----------  ----------  --------------  ------------  --------------
Cash, Receivables and Other Assets, net of
   Liabilities - 0.3%                                                                     4,891,678     1,510,387       6,402,065
                                                 ----------  ----------  ----------  --------------  ------------  --------------
Net Assets - 100%
                                                                                     $1,397,515,926  $474,818,923  $1,872,334,849

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR           American Depositary Receipt

PLC           Public Limited Company

REIT          Real Estate Investment Trust

U.S. Shares   Securities of foreign companies trading on an American Stock
              Exchange.

*             Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of October 31, 2008 is noted below.

Fund                                Aggregate Value
----                                ---------------
Janus Enterprise Fund                 $46,200,741
Janus Adviser Mid Cap Growth Fund      14,917,021
Pro Forma Janus Enterprise Fund       $61,117,762

         PRO FORMA SUMMARY OF INVESTMENTS BY COUNTRY - (Long Positions)
                             As of October 31, 2008

                    JANUS ENTERPRISE   JANUS ADVISER MID   PRO FORMA JANUS   PRO FORMA JANUS
                           FUND         CAP GROWTH FUND    ENTERPRISE FUND   ENTERPRISE FUND
                    ----------------   -----------------   ---------------   ---------------
                                                                                  % OF
                                                                                INVESTMENT
Country                                     VALUE                               SECURITIES
-------             ------------------------------------------------------   ---------------
Australia .......    $    7,311,072       $  1,111,562     $    8,422,634          0.5%
Bermuda .........        46,409,770         14,191,575         60,601,345          3.2%
Brazil ..........        16,747,401          4,756,790         21,504,191          1.2%
Canada ..........        14,309,110          5,667,060         19,976,170          1.1%
Cayman Islands ..         7,066,740          3,056,698         10,123,438          0.5%
Germany .........        15,400,588          5,283,287         20,683,875          1.1%
Guernsey ........        24,712,111          7,902,542         32,614,653          1.7%
Hong Kong .......        13,973,782          3,803,343         17,777,125          1.0%
Ireland .........        23,489,082          8,522,172         32,011,254          1.7%
Singapore .......         7,381,578          2,389,763          9,771,341          0.5%
United Kingdom ..        11,775,628          8,486,722         20,262,350          1.1%
United States ...     1,204,047,386        408,137,022      1,612,184,408         86.4%
                     --------------       ------------     --------------        -----
Total ...........    $1,392,624,248       $473,308,536     $1,865,932,784        100.0%
                     ==============       ============     ==============        =====

       PRO FORMA FORWARD CURRENCY CONTRACTS, OPEN AS OF OCTOBER 31, 2008

                                                     JANUS      PRO FORMA
                                        JANUS       ADVISER        JANUS
                                     ENTERPRISE     MID CAP     ENTERPRISE
                                        FUND      GROWTH FUND      FUND
                                    -----------   -----------   ----------
                                      CURRENCY     CURRENCY      CURRENCY
CURRENCY SOLD AND SETTLEMENT DATE    UNITS SOLD   UNITS SOLD    UNITS SOLD
---------------------------------   -----------   -----------   ----------
Australian Dollar 12/12/08            9,890,000    1,502,000    11,392,000
Euro 11/12/08                        20,396,365    6,814,885    27,211,250
                                     ----------    ---------    ----------

                                                     JANUS        PRO FORMA
                                        JANUS       ADVISER         JANUS
                                     ENTERPRISE     MID CAP      ENTERPRISE
                                        FUND      GROWTH FUND       FUND
                                    -----------   -----------   -----------
                                      CURRENCY      CURRENCY       CURRENCY
                                      VALUE IN      VALUE IN       VALUE IN
CURRENCY SOLD AND SETTLEMENT DATE      U.S. $        U.S. $         U.S. $
---------------------------------   -----------   -----------   -----------
Australian Dollar 12/12/08          $ 6,543,387    $  993,748   $ 7,537,135
Euro 11/12/08                        25,986,334     8,682,620    34,668,954
                                    -----------   -----------   -----------
Total                               $32,529,721    $9,676,368   $42,206,089

                                                     JANUS       PRO FORMA
                                       JANUS        ADVISER        JANUS
                                    ENTERPRISE      MID CAP     ENTERPRISE
                                       FUND       GROWTH FUND      FUND
                                    -----------   -----------   -----------
                                    UNREALIZED    UNREALIZED    UNREALIZED
CURRENCY SOLD AND SETTLEMENT DATE   GAIN/(LOSS)   GAIN/(LOSS)   GAIN/(LOSS)
---------------------------------   -----------   -----------   -----------
Australian Dollar 12/12/08           $ $520,051    $  $78,980    $  599,031
Euro 11/12/08                         3,609,270     1,279,238     4,888,508
                                     ----------    ----------    ----------
Total                                $4,129,321    $1,358,218    $5,487,539

Statements of Assets and Liabilities
As of October 31, 2008 (unaudited)
(all numbers in thousands except net asset value per share)

                                                                                                                    PRO FORMA
                                                                                                                     COMBINED
                                                            JANUS ENTERPRISE   JANUS ADVISER MID    PRO FORMA        JANUS
                                                                  FUND          CAP GROWTH FUND    ADJUSTMENTS   ENTERPRISE FUND
                                                            ----------------   -----------------   -----------   ---------------
ASSETS:
Investments at cost                                           $ 1,793,844          $ 668,902            --        $   2,462,746
Unaffiliated investments at value                               1,382,618            452,531            --            1,835,149
Affiliated money market investments                                10,006             20,778            --               30,784
Cash                                                                  326              1,183            --                1,509
Receivables:
Investments sold                                                    2,269                439            --                2,708
Fund shares sold                                                    1,379                705            --                2,084
Dividends                                                             711                317            --                1,028
Interest                                                               34                 --            --                   34
Non-interested Trustees' deferred compensation                          5                  3            --                    8
Other assets                                                           22                 65            --                   87
Forward currency contracts                                          4,129              1,358                              5,487
Total Assets                                                    1,401,499            477,379            --            1,878,878
LIABILITIES:
   Payables:
      Investments purchased                                         1,370              1,337            --                2,707
      Fund shares repurchased                                       1,276                824            --                2,100
      Advisory Fees                                                   786                228            --                1,014
      Transfer agent fees and expenses                                493                 --            --                  493
      Administrative fees - R Shares                                  N/A                  4            --                    4
      Administrative fees - S Shares                                  N/A                 38            --                   38
      Distribution fees - A Shares                                    N/A                 13            --                   13
      Distribution fees - C Shares                                    N/A                 14            --                   14
      Distribution fees - R Shares                                    N/A                  7            --                    7
      Distribution fees - S Shares                                    N/A                 39            --                   39
      Networking fees - A Shares                                      N/A                 20            --                   20
      Networking fees - C Shares                                      N/A                  8            --                    8
      Networking fees - I Shares                                      N/A                 --            --                    -
      Non-interested Trustees' fees and expenses                        1                 --            --                    1
      Non-interested Trustees' deferred compensation fees               5                  3            --                    8
   Accrued expenses                                                    52                 25            --                   77
Total Liabilities                                                   3,983              2,560            --                6,543
Net Assets                                                      1,397,516            474,819            --            1,872,335
Net Assets Consist of:
   Capital (par value and paid-in-surplus)*                     5,405,486            748,739            --            6,154,225
   Undistributed net investment income/(loss)*                        (25)               (51)           --                 (76)
   Undistributed net realized gain/(loss) from
      investments and foreign currency transactions*           (3,610,848)           (79,634)           --          (3,690,482)
   Unrealized appreciation/(depreciation) of
      investments and foreign currency translations              (397,097)          (194,235)           --            (591,332)
Total Net Assets                                                1,397,516            474,819            --            1,872,335
Net Assets                                                    $ 1,397,516                N/A                          1,397,516
      Shares Outstanding, $0.01 Par Value
         (unlimited shares authorized)                             39,134                N/A                      $      39,134
Net Asset Value Per Share                                     $     35.71                N/A                      $       35.71
Net Assets - A Shares                                                 N/A          $  54,838                      $      54,838
   Shares Outstanding, $0.01 Par Value
         (unlimited shares authorized)                                N/A              2,230                              2,230
   Net Asset Value Per Share(1)(2)                                    N/A          $   24.59                      $       24.59
  Maximum Offering Price Per Share(3)                                 N/A          $   26.09                      $       26.09
Net Assets - C Shares                                                 N/A          $  15,285                      $      15,285
   Shares Outstanding, $0.01 Par Value
      (unlimited shares authorized)                                   N/A                642                                642
Net Asset Value Per Share (1)                                         N/A          $   23.79                      $       23.79
Net Assets - I Shares                                                 N/A          $ 223,540                      $     223,540
   Shares Outstanding, $0.01 Par Value
      (unlimited shares authorized)                                   N/A              9,055                              9,055
Net Asset Value Per Share (1)                                         N/A          $   24.69                      $       24.69
Net Assets - R Shares                                                 N/A          $  16,671                      $      16,671
   Shares Outstanding, $0.01 Par Value
      (unlimited shares authorized)                                   N/A                692                                692
Net Asset Value Per Share (1)                                         N/A          $   24.09                      $       24.09
Net Assets - S Shares                                                 N/A          $ 164,485                      $     164,485
   Shares Outstanding, $0.01 Par Value
      (unlimited shares authorized)                                   N/A              6,762                              6,762
Net Asset Value Per Share (1)                                         N/A          $   24.32                      $       24.32

(1) Janus Adviser Mid Cap Growth Fund - Class A Shares will be exchanged for Janus Enterprise Fund - Class A Shares.

     Janus Adviser Mid Cap Growth Fund - Class C Shares will be exchanged for Janus Enterprise Fund - Class C Shares.

     Janus Adviser Mid Cap Growth Fund - Class I Shares will be exchanged for Janus Enterprise Fund - Class I Shares.

     Janus Adviser Mid Cap Growth Fund - Class R Shares will be exchanged for Janus Enterprise Fund - Class R Shares.

     Janus Adviser Mid Cap Growth Fund - Class S Shares will be exchanged for Janus Enterprise Fund - Class S Shares.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3)  Maximum offering price is computed at 100/94.25 of net asset value.

Statements of Operations
For the twelve-month period ended October 31, 2008 (unaudited)
(all numbers in thousands)

                                                             Janus           Janus                            Pro Forma
                                                           Enterprise     Adviser Mid        Pro Forma      Combined Janus
                                                              Fund      Cap Growth Fund   Adjustments(2)   Enterprise Fund
                                                          -----------   ---------------   --------------   ---------------
Investment Income:
   Income:
      Interest                                            $        95   $          2           $  --         $        97
      Securities lending income                                 1,212            208              --               1,420
      Dividends                                                15,842          2,743              --              18,585
      Dividends from affiliates                                 2,566            964              --               3,530
      Foreign tax withheld                                      (369)           (74)              --                (443)
   Total Investment Income                                     19,346          3,843              --              23,189
   Expenses:
      Advisory fees                                            12,886          2,416              --              15,302
      Transfer agent expenses                                   5,017             24              (4)              5,037
      Registration fees                                            93            140            (101)                132
      Custodian fees                                               72             51             (25)                 98
      Audit Fees                                                   35             23             (20)                 38
      Printing Fees                                               150             54             (15)                189
      Non-interested Trustees' fees and expenses                   36              9              --                  45
      Distribution fees - A Shares                                N/A            116              --                 116
      Distribution fees - C Shares                                N/A            162              --                 162
      Distribution fees - R Shares                                N/A             53              --                  53
      Distribution fees - S Shares                                N/A            409              --                 409
      Administrative fees - R Shares                              N/A             26              --                  26
      Administrative fees - S Shares                              N/A            409              --                 409
      Networking fees - A Shares                                  N/A             56              --                  56
      Networking fees - C Shares                                  N/A            182              --                 182
      Networking fees - I Shares                                  N/A              1              --                   1
      Other expenses                                              422             47             (26)                443
Non-recurring costs *                                               1              -              --                   1
Cost assumed by Janus Capital Management LLC*                     (1)              -              --                  (1)
   Total Expenses                                              18,711          4,178            (191)             22,698
   Expense and Fee Offset                                       (101)           (14)              --                (115)
   Net Expenses                                                18,610          4,164            (191)             22,583
   Less: Excess Expense Reimbursement(1)                            -          (349)             349                  --
   Net Expenses after Expense Reimbursement                    18,610          3,815             158              22,583
Net Investment Income/(Loss)                                      736             28            (158)                606
Net Realized and Unrealized Gain/(Loss) on
   Investments:
   Net realized gain/(loss) from investment
      transactions and foreign currency transactions          338,257       (11,437)              --             326,820
   Change in unrealized net appreciation/(depreciation)
      of investments, foreign currency
      translations and non-interested trustees
      deferred comp                                        (1,295,005)      (251,506)             --          (1,546,511)
Net Gain/(Loss) on Investments                               (956,748)      (262,943)             --          (1,219,691)
Net Increase/(Decrease) in Net Assets Resulting
   from Operations                                        $  (956,012)  $   (262,915)          $(158)        $(1,219,085)

(1) Pro Forma adjustment assumes termination of Janus Adviser Mid Cap Growth Fund expense limit agreeement.

(2) Reflects adjustments in expenses due to elimination of duplicative services. *For the fiscal year ended October 31, 2008, Janus Capital assumed $59,332 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations agter July 31, 2004. Addtionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios' respective net assets on July 31, 2004.

              NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Enterprise Fund ("Acquiring Fund") is a series fund. The Acquiring Fund is a part of the Janus Investment Fund (the "JIF Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The JIF Trust has twenty-eight funds. The Funds invest primarily in equity securities. The Acquiring Fund is diversified as defined in the 1940 Act. The Acquiring Fund is a no-load investment.

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Janus Adviser Mid Cap Growth Fund ("Target Fund"), a series fund. The Target Fund is a part of Janus Adviser Series (the "JAD Trust"), which is organized as a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. The JAD Trust offers thirty funds, which include multiple series of shares with differing investment objectives and policies. The Target Fund invests primarily in equity securities and is classified as diversified as defined in the 1940 Act.

The Target Fund offers Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Target Fund, as if such acquisition had taken place as of October 31, 2008.

Under the terms of the Plan of Reorganization the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operation of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended October 31, 2008. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and Target Fund included in their respective annual reports dated October 31, 2008 and July 31, 2008, respectively.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of October 31, 2008. The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds' Trustees.

CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at October 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of October 31, 2008 divided by the net asset value per share of the shares of Acquiring Fund as of October 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at October 31, 2008:

                     SHARES OF      ADDITIONAL SHARES
                   ACQUIRING FUND   ASSUMED ISSUED IN      TOTAL OUTSTANDING
CLASS OF SHARES   PRE-COMBINATION     REORGANIZATION    SHARES POST-COMBINATION
---------------   ---------------   -----------------   -----------------------
Class A Shares                           2,230,105               2,230,105
Class C Shares                             642,357                 642,357
Class I Shares                           9,055,163               9,055,163
Class R Shares                             692,017                 692,017
Class S Shares                           6,762,115               6,762,115
Initial Shares       39,133,589                                 39,133,589

FEDERAL INCOME TAXES

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Accumulated capital losses, noted below, represent net capital loss carryovers for the Acquiring Fund, as of October 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Accumulated capital losses for the Target Fund, are as of July 31, 2008.The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended July 31, 2008

                                                                    ACCUMULATED CAPITAL
FUND                                JULY 31, 2010   JULY 31, 2011          LOSSES
----                                -------------   -------------   -------------------
Janus Adviser Mid Cap Growth Fund    $35,173,145     $11,005,936          $46,179,081

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2008

                                                                                             ACCUMULATED CAPITAL
FUND                                OCTOBER 31, 2009   OCTOBER 31, 2010   OCTOBER 31, 2011          LOSSES
----                                ----------------   ----------------   ----------------   -------------------
Janus Enterprise Fund                $2,387,573,344     $1,180,687,781       $35,756,979         $3,604,018,104

                           PART C - OTHER INFORMATION

ITEM 15. Indemnification

     Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

ITEM 16. Exhibits

Exhibit 1    (a)        Agreement and Declaration of Trust dated February 11,
                        1986, is incorporated herein by reference to Exhibit
                        1(a) to Post-Effective Amendment No. 79, filed on
                        December 18, 1996 (File No. 2-34393).

             (b) Certificate of Designation for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Certificate of Designation for Janus Worldwide Fund is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (d) Certificate of Designation for Janus Twenty Fund is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (e) Certificate of Designation for Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (f) Certificate of Designation for Janus Intermediate Government Securities Fund filed as Exhibit 1(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

             (g) Certificate of Designation for Janus Venture Fund is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (h) Certificate of Designation for Janus Enterprise Fund is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (i) Certificate of Designation for Janus Balanced Fund is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (j) Certificate of Designation for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (k) Certificate of Designation for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (l) Certificate of Designation for Janus Mercury Fund is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (m) Certificate of Designation for Janus Overseas Fund is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (n) Form of Amendment to the Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(n) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (o) Form of Certificate of Designation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (p) Form of Certificate of Designation for Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

             (q) Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (r) Form of Certificate of Establishment and Designation for Janus Special Situations Fund filed as Exhibit 1(r) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

             (s) Form of Amendment to Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (t) Certificate of Establishment and Designation for Janus Global Life Sciences Fund filed as Exhibit 1(t) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (u) Certificate of Establishment and Designation for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (v) Form of Certificate of Establishment and Designation for Janus Global Technology Fund is incorporated herein by referenced to Exhibit 1(v) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (w) Certificate of Establishment and Designation for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (x)        Form of Certificate of Establishment and Designation for
                        Janus

                        Orion Fund is incorporated herein by reference to
                        Exhibit 1(x) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (y) Certificate of Establishment and Designation for Janus Fund 2 filed as Exhibit 1(y) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (z) Certificate of Establishment and Designation for Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 1(z) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (aa) Form of Instrument dated July 31, 2001 amending the Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(aa) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (bb) Amendment to Registrant's Agreement and Declaration of Trust, dated October 18, 2001, is incorporated herein by reference to Exhibit 1(bb) to Post-Effective Amendment No. 102, filed on December 21, 2001 (File No. 2-34393).

             (cc) Amended and Restated Agreement and Declaration of Trust, dated January 31, 2002, is incorporated herein by reference to Exhibit 1(cc) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

             (dd) Certificate of Establishment and Designation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 1(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (ee) Certificate of Establishment and Designation for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (ff) Form of Certificate of Establishment and Designation for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 1(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (gg) Certificate of Establishment and Designation for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 1(gg) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (hh) Certificate of Re-Designation of Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(hh) to Post-Effective Amendment No. 107, filed on February 28, 2003 (File No. 2-34393).

             (ii) Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

             (jj) Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (kk) Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ll) Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (mm) Certificate Redesignating Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (nn) Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (oo) Form of Certificate Redesignating Janus Risk-Managed Stock Fund is incorporated herein by reference to
                        Exhibit 1(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (pp) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

             (qq) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

             (rr) Certificate Redesignating Janus Core Equity Fund is incorporated herein by reference to Exhibit 1(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ss) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(qq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (tt) Certificate Redesignating Janus Mercury Fund is incorporated herein by reference to Exhibit 1(tt) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (uu) Certificate Redesignating Janus Research Fund is incorporated herein by reference to Exhibit 1(uu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (vv) Certificate Redesignating Janus Mid Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(vv) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (ww) Certificate Redesignating Janus Small Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(ww) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (xx) Amendment to Certificate Redesignating Janus Mid Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(xx) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (yy) Amendment to Certificate Redesignating Janus Small Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(yy) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (zz) Certificate Redesignating INTECH Risk-Managed Stock Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(zz) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (aaa) Certificate Redesignating Janus Fundamental Equity Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(aaa) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

Exhibit 2    (a)        Restated Bylaws are incorporated herein by reference to
                        Exhibit 2(a) Post-Effective Amendment No. 71, filed on
                        December 20, 1995 (File No. 2-34393).

             (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

             (c) Second Amendment to the Bylaws is incorporated herein by Reference to Exhibit 2(c) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (d) Third Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (e) Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (f) First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (g) Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

Exhibit 3               Not Applicable.

Exhibit 4 Form of Agreement and Plan of Reorganization among Janus Adviser Series (on behalf of certain series), Janus Investment Fund (on behalf of certain series) and Janus Capital Management LLC (included as Appendix A to the Prospectus /Information Statement of this Registration Statement) is filed herein as Exhibit 4.

Exhibit 5    (a)        Instruments Defining Rights of Security Holders, see
                        Exhibits 1 and 2.

             (b) Specimen Stock Certificate for Janus Fund(1) is incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (d) Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (e) Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (f) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (g) Specimen Stock Certificate for Janus Intermediate Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

             (h) Specimen Stock Certificate for Janus Venture Fund(2) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (i) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective

----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

(2) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                        Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (j) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (k) Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (l) Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (m) Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (n) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (o) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (p) Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to
                        Exhibit 4(o) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (q) Revised Specimen Stock Certificate for Janus Special Situations Fund filed as Exhibit 4(p) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

             (r) Specimen Stock Certificate for Janus Global Life Sciences Fund filed as Exhibit 4(q) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (s) Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to
                        Exhibit 3(r)
                        to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (t) Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to
                        Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

Exhibit 6    (a)        Investment Advisory Agreement for Janus Fund dated July
                        1, 1997, is incorporated herein by reference to Exhibit
                        5(a) to Post-Effective Amendment No. 83, filed on
                        December 15, 1997 (File No. 2-34393).

             (b) Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (c) Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (d) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (e) Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (f) Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (g) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (h)        Investment Advisory Agreements for Janus Money Market
                        Fund,

                        Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (i) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (j) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (k) Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (l) Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 5(l) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393), has been withdrawn.

             (m) Investment Advisory Agreement for Janus Global Life Sciences Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (n) Form of Investment Advisory Agreement for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (o) Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to
                        Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (p) Investment Advisory Agreement for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (q)        Amendment dated January 31, 2000 to the Investment
                        Advisory

                        Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (r) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (s) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Twenty Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (t) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (u) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (v) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (w) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to
                        Exhibit 4(w) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (x) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Life Sciences Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(x) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (y) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (z) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Mercury Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (aa) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(aa) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (bb) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 4(bb) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393), has been withdrawn.

             (cc) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Strategic Value Fund dated September 14, 1999, is incorporated herein by reference to Exhibit 4(cc) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (dd) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (ee) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (ff) Form of Investment Advisory Agreement for Janus Orion Fund is incorporated herein by reference to Exhibit 4(ff) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (gg) Form of Investment Advisory Agreement for Janus Fund 2 filed as Exhibit 4(gg) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (hh) Form of Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 4(hh) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (ii)       Form of Amendment dated July 31, 2001 to the Investment

                        Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, as amended January 31, 2000, is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (jj) Form of Investment Advisory Agreement for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (kk) Form of Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(kk) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (ll) Form of Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to
                        Exhibit 4(ll) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (mm) Form of Investment Advisory Agreement for Janus Small Cap Value Fund is incorporated herein by reference to
                        Exhibit 4(mm) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (nn) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (oo) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (pp) Form of Investment Advisory Agreement for Janus Mid Cap Value Fund is incorporated herein by reference to
                        Exhibit 4(pp) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (qq) Form of Sub-Advisory Agreement for Mid Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (rr) Form of Sub-Advisory Agreement for Mid Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (ss) Amendment to Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 4(ss) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (tt) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (uu) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (vv) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(vv) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ww) Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ww) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (xx) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(xx) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (yy) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(yy) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (zz) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (aaa) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004 is incorporated herein by reference to

                        Exhibit 4(aaa) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (bbb) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ccc) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004 is filed incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ddd) Investment Advisory Agreement for Janus Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (eee) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (fff) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(fff) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ggg) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (hhh) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004 is incorporated herein by reference to
                        Exhibit 4(hhh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (iii) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(iii) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (jjj) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (kkk) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(kkk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (lll) Investment Advisory Agreement for Janus Small Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(lll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (mmm) Investment Advisory Agreement for Janus Special Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(mmm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (nnn) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ooo) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ppp) Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (qqq) Amendment to Investment Advisory Agreement for Janus Special Equity Fund dated September 30, 2004 is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (rrr) Investment Advisory Agreement for Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 4(rrr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (sss) Investment Advisory Agreement for Janus Research Fund dated

                        December 2, 2004 is incorporated herein by reference to
                        Exhibit 4(sss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ttt) Amendment to Investment Advisory Agreement for Janus Explorer Fund is incorporated herein by reference to
                        Exhibit 4(ttt) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (uuu) Amendment to Investment Advisory Agreement for Janus Flexible Income Fund dated February 28, 2005 is incorporated herein by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (vvv) Form of Investment Advisory Agreement for Janus Smart Portfolio - Growth is incorporated herein by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (www) Form of Investment Advisory Agreement for Janus Smart Portfolio - Moderate is incorporated herein by reference to Exhibit 4(www) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (xxx) Form of Investment Advisory Agreement for Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (yyy) Investment Advisory Agreement for Janus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (zzz) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(zzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (aaaa) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (bbbb) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(bbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (cccc) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (dddd) Investment Advisory Agreement for Janus Triton Fund dated December 2, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (eeee) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ffff) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (gggg) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (hhhh) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (iiii) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(iiii) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (jjjj) Investment Advisory Agreement for Janus Contrarian Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(jjjj) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (kkkk) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(kkkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (llll) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(llll) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (mmmm) Investment Advisory Agreement for Janus Research Fund dated December 2, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(mmmm) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (nnnn) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (oooo) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(oooo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (pppp) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                        Exhibit 4(pppp) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (qqqq) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(qqqq) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (rrrr) Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(rrrr) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ssss) Investment Advisory Agreement for Janus Flexible Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ssss) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (tttt) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(tttt) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (uuuu) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(uuuu) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (vvvv) Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(vvvv) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (wwww) Investment Advisory Agreement for Janus Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (xxxx) Investment Advisory Agreement for Janus Government Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (yyyy) Investment Advisory Agreement for Janus Tax-Exempt Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (zzzz) Investment Advisory Agreement for Janus Institutional Cash Reserves Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to
                        Exhibit 4(zzzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (aaaaa) Sub-Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(aaaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (bbbbb) Form of Amendment to Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(bbbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ccccc) Form of Amendment to Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ddddd) Amendment to Investment Advisory Agreement for Janus Balanced Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (eeeee) Amendment to Investment Advisory Agreement for Janus Contrarian Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (fffff) Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(fffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ggggg) Amendment to Investment Advisory Agreement for Janus Enterprise Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (hhhhh) Amendment to Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(hhhhh) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (iiiii) Amendment to Investment Advisory Agreement for Janus Flexible Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(iiiii) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (jjjjj) Amendment to Investment Advisory Agreement for Janus Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(jjjjj) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (kkkkk) Amendment to Investment Advisory Agreement for Janus Global Life Sciences Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (lllll) Amendment to Investment Advisory Agreement for Janus Global Opportunities Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (mmmmm) Amendment to Investment Advisory Agreement for Janus Global Technology Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (nnnnn) Amendment to Investment Advisory Agreement for Janus Growth and Income Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ooooo) Amendment to Investment Advisory Agreement for Janus High-Yield Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ooooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ppppp) Amendment to Investment Advisory Agreement for Janus Mercury Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (qqqqq) Amendment to Investment Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(qqqqq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (rrrrr) Amendment to Investment Advisory Agreement for Janus Orion Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (sssss) Amendment to Investment Advisory Agreement for Janus Overseas Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(sssss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ttttt) Amendment to Investment Advisory Agreement for Janus Research Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ttttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (uuuuu) Amendment to Investment Advisory Agreement for INTECH Risk-Managed Stock Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(uuuuu) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (vvvvv) Amendment to Investment Advisory Agreement for Janus Short-Term Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(vvvvv) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (wwwww) Amendment to Investment Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(wwwww) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (xxxxx) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Conservative dated June 14, 2006 is inorporated herein by reference to Exhibit 4(xxxxx) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (yyyyy) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Growth dated June 14, 2006 is incorporated herein by reference to Exhibit 4(yyyyy) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (zzzzz) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Moderate dated June 14, 2006 is incorporated herein by reference to Exhibit 4(zzzzz) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (aaaaaa) Amendment to Investment Advisory Agreement for Janus Triton Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(aaaaaa) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (bbbbbb) Amendment to Investment Advisory Agreement for Janus Twenty Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(bbbbbb) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (cccccc) Amendment to Investment Advisory Agreement for Janus Venture Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(cccccc) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (dddddd) Amendment to Investment Advisory Agreement for Janus Worldwide Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(dddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (eeeeee) Amendment to Sub-Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ffffff) Amendment to Sub-Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ffffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (gggggg) Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 30, 2006 is incorporated herein by reference to Exhibit 4(gggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (hhhhhh) Form of Agreement and Plan of Reorganization is incorporated herein by reference to Exhibit 4 to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

             (iiiiii) Amendment to Investment Advisory Agreement for Janus Mercury Fund dated December 31, 2006 is incorporated herein by reference to Exhibit 4(iiiiii) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (jjjjjj) Amendment to Investment Advisory Agreement for Janus Research Fund dated December 31, 2006 is incorporated herein by reference to Exhibit 4(jjjjjj) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (kkkkkk) Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Stock Fund dated January 1, 2008 is incorporated herein by reference to Exhibit 4(kkkkkk) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (llllll) Amended and Restated Investment Advisory Agreement for Perkins Mid Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(llllll) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (mmmmmm) Amended and Restated Investment Advisory Agreement for Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(mmmmmm) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (nnnnnn) Sub-Advisory Agreement for Perkins Mid Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(nnnnnn) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (oooooo) Sub-Advisory Agreement for Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(oooooo) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (pppppp)   Form of Investment Advisory Agreement is filed herein as
                        Exhibit 6(pppppp).

Exhibit 7    (a)        Distribution Agreement between Janus Investment Fund and
                        Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15,
                        1997 (File No. 2-34393).

             (b) Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (c) Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (d) Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated

                        January 1, 2008, is incorporated herein by reference to
                        Exhibit 5(d) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

Exhibit 8               Not Applicable.

Exhibit 9    (a)        Custodian Contract between Janus Investment Fund and
                        State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective
                        Amendment No. 79, filed on December 18, 1996 (File No.
                        2-34393).

             (b) Amendment dated April 25, 1990, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Letter Agreement dated February 1, 1991, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (d) Custodian Contract between Janus Investment Fund and Investors Fiduciary Trust Company filed as Exhibit 8(d) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

             (e) Letter Agreement dated October 9, 1992, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (f) Letter Agreement dated April 28, 1993, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (g) Letter Agreement dated April 4, 1994, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (h) Form of Custody Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and United Missouri Bank, N.A. filed as Exhibit 8(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393), has been withdrawn.

             (i) Letter Agreement dated December 12, 1995, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (j) Amendment dated October 11, 1995, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

             (k) Form of Amendment dated September 10, 1996, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (l) Letter Agreement dated September 10, 1996, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (m) Form of Subcustodian Contract between United Missouri Bank, N.A., and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (n) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

             (o) Form of Letter Agreement dated September 14, 1998, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (p) Letter Agreement dated September 14, 1999, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (q) Global Custody Services Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (r) Form of Letter Agreement dated April 3, 2000, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(r) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (s) Form of Letter Agreement dated September 26, 2000, regarding State Street Custodian Contract filed as
                        Exhibit 7(s) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (t) Amendment to State Street Bank and Trust Company Custodian Contract dated April 10, 2000 is incorporated herein by reference to Exhibit 7(t) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (u) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (v) Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (w) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (x) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (y) Form of Letter Agreement dated June 29, 2001, regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(y) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (z) Form of Letter Agreement dated July 31, 2001 regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(z) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (aa) Amendment to State Street Bank and Trust Company Custodian Contract dated June 15, 2001 is incorporated herein by reference to Exhibit 7(aa) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393).

             (bb) Amendment to State Street Bank and Trust Company Custodian Contract dated June 21, 1988 is incorporated herein by reference to Exhibit 7(bb) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

             (cc) Form of Letter Agreement regarding Citibank, N.A. Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (dd) Form of Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (ee) Form of Letter Agreement dated February 28, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference as Exhibit 7(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (ff) Form of Letter Agreement dated March 21, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (gg) Form of Letter Agreement dated December 5, 2003, with regard to Janus Global Opportunities Fund, with State Street Bank and Trust Company, is incorporated herein by reference to Exhibit 7(gg) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (hh) Form of Letter Agreement dated February 25, 2005, regarding

                        State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(hh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ii) Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (jj) Amendment to Global Custodial Services Agreement dated January 14, 2005, between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. is incorporated herein by reference to Exhibit 7(jj) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (kk) Form of Letter Agreement in regards to Janus Explorer Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(kk) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (ll) Letter Agreement in regards to Janus Flexible Income Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ll) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (mm) Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (nn) Form of Letter Agreement in regards to Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (oo) Form of Letter Agreement with State Street Bank and Trust Company regarding Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 7(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (pp) Letter Agreement in regards to Janus Core Equity Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

Exhibit 10   (a)        Form of plan for Janus Money Market Fund, Janus
                        Government Money Market Fund and Janus Tax-Exempt Money
                        Market Fund pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as Exhibit 18 to Post-Effective Amendment No. 66, filed on April 13, 1995
                        (File No. 2-34393), has been withdrawn.

             (b) Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69, filed on September 28, 1995 (File No. 2-34393).

             (c) Amended and Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78, filed on December 16, 1996 (File No. 2-34393).

             (d) Form of Amended and Restated Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated June 12, 2001 is incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (e) Rule 18f-3 Plan for Janus Investment Fund with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (f)        Form of Amended Rule 18f-3 Plan is filed herein as
                        Exhibit 10(f).

Exhibit 11   (a)        Opinion and Consent of Messrs. Davis, Graham & Stubbs
                        with respect to shares of Janus Fund is incorporated herein by reference to Exhibit 10(a) to Post-Effective
                        Amendment No. 79, filed on December 18, 1996 (File No.
                        2-34393).

             (b) Opinion and Consent of Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Opinion and Consent of Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (d) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (e) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (f) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (g) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Intermediate Government Securities Fund filed as Exhibit 10(g) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

             (h) Opinion and Consent of Counsel with respect to shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to Exhibit 10(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (i) Opinion and Consent of Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (j) Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (k) Opinion and Consent of Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                        Exhibit 10(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (l) Opinion and Consent of Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

             (m) Opinion and Consent of Counsel with respect to shares of Janus Equity Income Fund is incorporated herein by reference to Exhibit 10(m) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (n) Opinion and Consent of Counsel with respect to shares of Janus Special Situations Fund filed as Exhibit 10(n) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

             (o) Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

             (p) Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit 10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (q) Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to
                        Exhibit 9(q) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (r) Opinion and Consent of Counsel with respect to shares of Janus

                        Strategic Value Fund is incorporated herein by reference to Exhibit 9(r) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (s) Opinion and Consent of Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to
                        Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (t) Opinion and Consent of Counsel with respect to shares of Janus Fund 2 filed as Exhibit 9(t) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (u) Opinion and Consent of Counsel with respect to Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (v) Opinion and Consent of Counsel with respect to Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 9(v) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (w) Opinion and Consent of Counsel with respect to Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 9(w) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (x) Opinion and Consent of Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund dated April 17, 2003, is incorporated herein by reference to
                        Exhibit 9(x) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

             (y) Opinion and Consent of Counsel with respect to Janus Explorer Fund and Janus Research Fund is incorporated herein by reference to Exhibit 9(y) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (z) Opinion and Consent of Counsel with respect to Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 9(z) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (aa) Opinion and Consent of Counsel as to legality of shares being registered to be filed by Amendment.

Exhibit 12 Tax Opinion of Dechert LLP, counsel for the Registrant to be filed by Amendment.

Exhibit 13   (a)        Transfer Agency Agreement with Investors Fiduciary Trust
                        Company filed as Exhibit 9(a) to Post-Effective
                        Amendment No. 79, filed on December 18, 1996 (File No.
                        2-34393), has been withdrawn.

             (b) Subagency Agreement between Janus Service Corporation and Investors Fiduciary Trust Company filed as Exhibit 9(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

             (c) Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                        Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (d) Transfer Agency Agreement dated December 9, 1994, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund filed as Exhibit 9(d) to Post-Effective Amendment No. 64, filed on February 8, 1995 (File No. 2-34393), has been withdrawn.

             (e) Transfer Agency Agreement dated September 27, 1995, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund, Janus Tax-Exempt Money Market Fund, Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to
                        Exhibit 9(e) to Post-Effective Amendment No. 70, filed on November 28, 1995 (File No. 2-34393).

             (f) Letter Agreement dated December 21, 1995, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (g) Letter Agreement dated May 21, 1996, regarding Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73, filed on May 28, 1996 (File No. 2-34393).

             (h) Form of Amended Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 77, filed on November 21, 1996 (File No. 2-34393).

             (i) Letter Agreement dated September 10, 1996, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 9(i) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393), has been withdrawn.

             (j) Letter Agreement dated September 9, 1997, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

             (k) Form of Letter Agreement dated September 14, 1998, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (l) Letter Agreement dated September 14, 1999, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (m) Form of Letter Agreement dated April 3, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (n) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 8(n) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (o) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(o) to Post-Effective

                        Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (p) Letter Agreement dated March 13, 2001, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(p) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (q) Form of Letter Agreement dated July 1, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(q) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (r) Form of Letter Agreement dated July 31, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(r) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (s) Form of Letter Agreement regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(s) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (t) Form of Administration Agreement with Janus Capital Corporation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 8(t) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (u) Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to
                        Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (v) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (w) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (x) Form of Agreement and Plan of Reorganization by and among

                        Janus Investment Fund and Berger Omni Investment Trust is incorporated herein by reference to Exhibit 8(x) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (y) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Berger Investment Portfolio Trust is incorporated herein by reference to
                        Exhibit 8(y) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (z) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (aa) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (bb) Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (cc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2003 is incorporated herein by reference to
                        Exhibit 8(cc) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (dd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(dd) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (ee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ee) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (ff)       Expense Limitation Agreement between Janus Capital

                        Management LLC and Janus High-Yield Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ff) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (gg) Expense Limitation Agreement between Janus Capital Management LLC and Janus Institutional Cash Reserves Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(gg) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (hh) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(hh) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (ii) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ii) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (jj) Expense Limitation Agreement between Janus Capital Management LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (kk) Expense Limitation Agreement between Janus Capital Management LLC and Janus Institutional Cash Reserves Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ll) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to
                        Exhibit 8(ll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (mm) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(mm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (nn) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(nn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (oo) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(oo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (pp) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(pp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (qq) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(qq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (rr) Expense Limitation Agreement between Janus Capital Management LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(rr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ss) Expense Limitation Agreement between Janus Capital Management LLC and Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(ss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (tt) Expense Limitation Agreement between Janus Capital Management LLC and Janus Research Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (uu) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uu) to Post-Effective

                        Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (vv) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Explorer Fund is incorporated herein by reference to Exhibit 8(vv) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (ww) Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ww) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (xx) Letter Agreement dated February 9, 2005, regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (yy) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Flexible Income Fund is incorporated herein by reference to Exhbit 8(yy) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (zz) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2005 is incorporated herein by reference to
                        Exhibit 8(zz) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (aaa) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Bond Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(aaa) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (bbb) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(bbb) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (ccc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1,

                        2005 is incorporated herein by reference to Exhibit 8(ccc) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (ddd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Research Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(ddd) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (eee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Triton Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(eee) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (fff) Form of Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(fff) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (ggg) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency is incorporated herein by reference to Exhibit 8(ggg) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (hhh) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Growth is incorporated herein by reference to Exhibit 8(hhh) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (iii) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Moderate is incorporated herein by reference to Exhibit 8(iii) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (jjj) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Conservative is incorporated herein by reference to Exhibit 8(jjj) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (kkk) Form of Letter Agreement regarding Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (lll) Letter Agreement dated April 18, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(lll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (mmm) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
                        Exhibit 8(mmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (nnn) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Institutional Cash Reserves Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(nnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ooo) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ppp) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (qqq) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Tax-Exempt Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
                        Exhibit 8(qqq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (rrr) Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Worldwide Fund, is incorporated herein by reference to Exhibit 8(rrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (sss) Letter Agreement dated November 1, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(sss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ttt) Letter Agreement dated December 14, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (uuu) Letter Agreement dated December 20, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uuu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (vvv) Agreement and Plan of Reorganization by and among Janus Investment Fund and Janus Adviser Series dated February 23, 2007 is incorporated herein by reference to Exhibit 8(vvv) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (www) Agreement and Plan of Reorganization by and among Janus Investment Fund and Janus Capital Management LLC dated February 23, 2007 is incorporated herein by reference to
                        Exhibit 8(www) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (xxx) Letter Agreement dated February 23, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xxx) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (yyy) First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (zzz) Letter Agreement dated December 21, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(zzz) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (aaaa) Letter Agreement dated February 26, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(aaaa) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (bbbb) Letter Agreement dated August 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(bbbb) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (cccc) Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (dddd) Letter Agreement dated October 2, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(dddd) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (eeee) Letter Agreement dated December 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(eeee) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (ffff) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund to be filed by Amendment.

Exhibit 14 Consent of PricewaterhouseCoopers LLP to be filed by Amendment.

Exhibit 15              Not applicable.

Exhibit 16   (a)        Powers of Attorney dated as of January 1, 2006 are
                        incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 117, filed on February 27,
                        2006 (File No. 2-34393).

             (b) Powers of Attorney dated as of March 16, 2007 are incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 121, filed on December 14, 2007 (File No. 2-34393).

             (c) Powers of Attorney dated as of April 11, 2008, are incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

Exhibit 17   (a)        Janus Ethics Rules filed as Exhibit 15 to Post-Effective
                        Amendment No. 95, filed on September 13, 2000 (File No.
                        2-34393), have been withdrawn.

             (b) Amended Janus Ethics Rules filed as Exhibit 15(b) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393), have been withdrawn.

             (c) Amended Janus Ethics Rules filed as Exhibit 15(c) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393), have been withdrawn.

             (d) Amended Janus Ethics Rules filed as Exhibit 15(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

             (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC filed as Exhibit 15(e) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

             (f) Code of Ethics and Statement of Personal Trading Policies for Perkins, Wolf, McDonnell and Company filed as Exhibit 15(f) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393), have been withdrawn.

             (g) Amended Janus Ethics Rules filed as Exhibit 15(g) to Post-Effective Amendment No 107, filed on February 28, 2003 (File No. 2-32393), have been withdrawn.

             (h) Amended Janus Ethics Rules filed as Exhibit 15(h) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-32393), have been withdrawn.

             (i) Amended Janus Ethics Rules filed as Exhibit 15(i) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393), have been withdrawn.

             (j) Amended Janus Ethics Rules filed as Exhibit 15(j) to Post-Effective Amendment No. 111, filed on February 27, 2004 (File No. 2-34393), have been withdrawn.

             (k) Amended Janus Ethics Rules filed as Exhibit 16(k) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393), have been withdrawn.

             (l) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC revised July 7, 2004 filed as Exhibit 16(l) to Post-Effective Amendment 113, filed on February 24, 2005 (File No. 2-34393), have been withdrawn.

             (m) Amended Janus Ethics Rules filed as Exhibit 16(m) to Post-Effective Amendment 113, filed on February 24, 2005 (File No. 2-34393), have been withdrawn.

             (n) Amended Janus Ethics Rules dated September 20, 2005 are filed as Exhibit 16(n) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393), have been withdrawn.

             (o) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC revised April 27, 2005 is incorporated herein by reference to Exhibit 16(o) to Post-Effective Amendment No. 115, filed on December 16, 2005 (File No. 2-34393).

             (p) Amended Janus Ethics Rules dated December 6, 2005 are incorporated herein by reference to Exhibit 16(p) to Post-Effective Amendment No. 115, filed on December 16, 2005 (File No. 2-34393).

             (q) Amended Janus Ethics Rules dated July 12, 2006 are incorporated herein by reference to Exhibit 17 to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-234393).

             (r) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC revised October 11, 2006, is incorporated herein by reference to

                        Exhibit 16(r) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (s) Amended Janus Ethics Rules dated November 21, 2006 are incorporated herein by reference to Exhibit 16(s) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (t) Amended Janus Ethics Rules dated January 26, 2007 are incorporated herein by reference to Exhibit 16(t) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (u) Amended Janus Ethics Rules dated August 22, 2007 are incorporated herein by reference to Exhibit 16(u) to Post-Effective Amendment No. 121, filed on December 14, 2007 (File No. 2-34393).

             (v) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC revised June 1, 2007 is incorporated herein by reference to Exhibit 16(v) to Post-Effective Amendment No. 121, filed on December 14, 2007 (File No. 2-34393).

             (w) Amended Janus Ethics Rules dated February 19, 2008 are incorporated herein by reference to Exhibit 16(w) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (x) Janus Ethics Rules, revised February 18, 2009, are incorporated herein by reference to Exhibit 16(x) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 16th day of March, 2009.

                                        JANUS INVESTMENT FUND


                                        By: /s/ Robin C. Beery
                                            ------------------------------------
                                            Robin C. Beery, President and
                                            Chief Executive Officer

     As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                                  Title                          Date
---------                                                  -----                          ----


/s/ Robin C. Beery                      President and Chief Executive Officer        March 16, 2009
-------------------------------------   (Principal Executive Officer)
Robin C. Beery


/s/ Jesper Nergaard                     Vice President, Chief Financial Officer,     March 16, 2009
-------------------------------------   Treasurer and Principal Accounting Officer
Jesper Nergaard                         (Principal Financial Officer and
                                        Principal Accounting Officer)


William F. McCalpin*                    Chairman and Trustee                         March 16, 2009
-------------------------------------
William F. McCalpin


Jerome S. Contro*                       Trustee                                      March 16, 2009
-------------------------------------
Jerome S. Contro


John W. McCarter, Jr.*                  Trustee                                      March 16, 2009
-------------------------------------
John W. McCarter, Jr.


Dennis B. Mullen*                       Trustee                                      March 16, 2009
-------------------------------------
Dennis B. Mullen

Signature                                                  Title                          Date
---------                                                  -----                          ----


James T. Rothe*                         Trustee                                      March 16, 2009
-------------------------------------
James T. Rothe


William D. Stewart*                     Trustee                                      March 16, 2009
-------------------------------------
William D. Stewart


Martin H. Waldinger*                    Trustee                                      March 16, 2009
-------------------------------------
Martin H. Waldinger


Linda S. Wolf*                          Trustee                                      March 16, 2009
-------------------------------------
Linda S. Wolf


/s/ Stephanie Grauerholz-Lofton
-------------------------------------
*By: Stephanie Grauerholz-Lofton
     Attorney-in-Fact

     Pursuant to Powers of Attorney dated April 11, 2008, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

INDEX OF EXHIBITS

Exhibit Number      Exhibit Title
--------------      -------------
Exhibit 4           Form of Agreement and Plan of Reorganization among Janus
                    Adviser Series (on behalf of certain series), Janus
                    Investment Fund (on behalf of certain series) and Janus
                    Capital Management LLC (included as Appendix A to the
                    Prospectus/Information Statement of this Registration
                    Statement) is filed herein as Exhibit 4.

Exhibit 6(pppppp)   Form of Investment Advisory Agreement is filed herein as
                    Exhibit 6(pppppp).

Exhibit 10(f) Form of Amended Rule 18f-3 Plan for Janus Investment Fund is filed herein as Exhibit 10(f).